                                                                   EXHIBIT 10.12


    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                           SOFTWARE LICENSE AGREEMENT
                                   (STANDARD)

This Agreement is entered into as of the 25th day of February, 1998 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation ("TRILLIUM"), having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118, and facsimile number +1-310-442-1162 and

CASTLE NETWORKS INC.

a corporation organized under the laws of Delaware

("LICENSEE"), having its principal office at:

235 Littleton Road #2
Westford, Massachusetts 01886

and facsimile number +1-978-392-9032.

TRILLIUM is in the business of developing and marketing communications software and expertise and is willing to make available to LICENSEE, and LICENSEE desires to obtain a license to use certain computer software and related documentation on the terms and conditions set forth in this Agreement,

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS

         For purposes of this Agreement:

         1.1. "Designated Equipment" shall mean the equipment specified in Exhibit A attached hereto, as amended from time to time by TRILLIUM and LICENSEE ("Exhibit A"), as being the equipment upon which a Licensed Program is run.

         1.2. "Documentation" shall mean the documentation listed on Exhibit A and including all Updates thereof.

         1.3. "Licensed Program" shall mean each program in software form specified in Exhibit A (collectively, the "Licensed Programs"), and shall specifically include any Updates and Upgrades to such program furnished to LICENSEE by TRILLIUM under this Agreement for use in connection with or replacement of such program.


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         1.4.     "Maintenance Service" shall mean the maintenance services
                  defined in Exhibit D attached hereto ("Exhibit D").

         1.5. "Object Form" shall mean any machine translated version of the Source Form in binary form suitable for execution by computer equipment, or any intermediate binary form derived from Source Form which can be made executable by computer equipment.

         1.6. "Public Release" shall mean, in respect of a Licensed Program, an Update or Upgrade of such Licensed Program that is made available by TRILLIUM to its licensees generally, and shall mean, in respect of Documentation, an Update of such Documentation that is made available by TRILLIUM to its licensees generally.

         1.7. "Source Form" shall mean, in respect of a Licensed Program, the original form on any media of such Licensed Program in the language as delivered by TRILLIUM to LICENSEE, or any translation or modification thereof which substantially preserves its original identity.

         1.8. "Update" shall mean, in respect of any Licensed Program, a Public Release of a new version of such Licensed Program which corrects errors in the previous version of such Licensed Program, and shall mean, in respect of Documentation, a Public Release of a new version of such Documentation.

         1.9. "Upgrade" shall mean, in respect of a Licensed Program, a Public Release of a new version of such Licensed Program which adds features or functionality which differs from the specifications of the previous version of such Licensed Program as set forth in the Documentation relating to such previous version.

         1.10. "Use" shall mean the copying or duplicating of any portion of a Licensed Program from storage units or media into equipment for processing, or the utilization of any form of a Licensed Program in the course of the operation of the Designated Equipment.

2. LICENSE GRANT

         2.1. Use of Source Form for Development. TRILLIUM hereby grants to LICENSEE for the term of this Agreement a non-exclusive, non-assignable license to copy, Use, and modify the Source Form and Object Form Licensed Programs specified in Exhibit A herein for the purpose of adapting or incorporating such Licensed Programs for operation in connection with Designated Equipment or modifying the Licensed Programs to correct errors or add features or functionality. No license is granted to use any Licensed Program on any configuration of equipment which is different from the configuration specified in Exhibit A as the "Designated Equipment". LICENSEE shall respect TRILLIUM'S proprietary rights and copyrights and shall not use such Licensed Program except for the purposes for which it is being made available as set forth



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                  in this Agreement and shall not create similar like programs based, in whole or in part, on TRILLIUM'S proprietary rights and copyrights.

         2.2. Right to Grant Sublicenses. If the license type specified in Exhibit B attached hereto ("Exhibit B") is a Single Use Buyout license, then TRILLIUM hereby grants LICENSEE for the term of this Agreement a non-exclusive, non-assignable right to grant, and to grant others (including distributors of the Designated Equipment) the right to grant, non-exclusive, non-assignable, sublicenses to Use the Object Form on the Designated Equipment, provided that such sublicensees are bound by terms and conditions that axe as protective of TRILLIUM'S rights as the terms and conditions of this Agreement, including, without limitation those terms and conditions set forth in Exhibit C attached hereto (or, in the case of agreements with distributors, terms and conditions as protective of TRILLIUM'S rights as the terms and conditions of this Agreement). Notwithstanding anything to the contrary contained elsewhere in this Agreement, no other type of license, if any, granted hereby entitles LICENSEE to grant any sublicense.

         2.3. Right to Use Documentation. TRILLIUM hereby grants LICENSEE for the term of this Agreement a non-exclusive, non-assignable right to duplicate and use the Documentation, but only for LICENSEE'S own internal use, subject to the restrictions imposed under Paragraph 9, in connection with its Use of the Licensed Programs. No other duplication or use is permitted, unless expressly approved in writing by TRILLIUM prior to such duplication or use. Notwithstanding the foregoing provisions of this Paragraph, LICENSEE may incorporate any part of the Functional Specification portion of the Documentation into its own end-user documentation, provided that LICENSEE includes in such documentation a valid notice to the effect that TRILLIUM owns the copyright to the Functional Specification portion of such documentation, with all rights reserved.

         2.4. Sublicenses to the Government. LICENSEE represents and warrants to TRILLIUM that LICENSEE is not an agency, department or unit of any governmental or quasi-governmental entity and is not procuring any Licensed Program as part of or in connection with any government contract or subcontract. If LICENSEE grants any sublicense hereunder to any agency, department or unit of any government or quasi-governmental authority, LICENSEE shall take whatever actions and precautions are necessary in order to preserve and protect all ownership and other rights of TRILLIUM in the Licensed Programs, Documentation and related materials and the sublicense shall contain whatever provisions, notices and, legends may be necessary in order to limit the rights acquired under such sublicense to rights that are no greater than those permitted by Paragraph 2.2 to be granted under such sublicense. In furtherance of the foregoing, if LICENSEE grants any sublicense hereunder to any agency, department or unit of the United States Government, such notices and legends shall include without limitation the following (in respect of at least the Licensed Programs):


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                           The software and related materials licensed hereby
                           are classified as "restricted computer software" as defined in clause 52.227-19 of the Federal Acquisition Regulation ("FAR") and were developed entirely at private expense for nongovernmental purposes, are commercial in nature and have been regularly used for nongovernmental purposes, and, to the extent not published and copyrighted, are trade secrets and confidential and are provided with all rights reserved under the copyright laws of the United States. The Government's rights to the software and related materials are limited and restricted as provided in clause 52.227-19 of the FAR.

                  TRILLIUM reserves the right to update the foregoing legend as applicable laws and regulations change.

         2.5. Sublicense Enforcement. LICENSEE agrees to enforce its rights under any sublicense granted by LICENSEE under this Agreement and, upon the request of TRILLIUM, to enforce the rights of TRILLIUM with respect to any such sublicense and to cooperate with TRILLIUM in any action by TRILLIUM to enforce its rights (and/or by TRILLIUM in LICENSEE'S name to enforce LICENSEE'S rights) with respect to any such sublicense, including without limitation by providing to TRILLIUM all information and assistance TRILLIUM considers reasonably useful to pursue such action.

         2.6. Territory. TRILLIUM'S grant to LICENSEE in this Paragraph 2 shall be worldwide, subject to the provisions of Paragraph 15.

         2.7. No Other License. Notwithstanding any other provision of this Agreement, no license or right is granted to LICENSEE by implication, estoppel or otherwise, except the licenses and rights expressly granted in this Paragraph 2.

3. DELIVERABLES

         3.1. Source Form Programs. TRILLIUM shall deliver to LICENSEE, effective at TRILLIUM'S shipping point by delivery to a common carrier, in accordance with the delivery schedules as specified in Exhibit A, one copy of the Source Form of the Licensed Programs listed in Exhibit A. Such programs will be in machine readable form and may be examined and/or modified with any ASCII text editor.

         3.2. Documentation. TRILLIUM shall deliver to LICENSEE, effective at TRILLIUM'S shipping point by delivery to a common carrier, in accordance with the delivery schedules specified in Exhibit A, the Documentation. All Documentation shall be provided in the English language. The Documentation is sufficient to provide reasonably qualified personnel a technical understanding of the Licensed Programs and to enable reasonably qualified personnel to perform the portation of the Licensed Programs into the Designated Equipment and to allow modification and enhancement of the Licensed Programs by reasonably qualified personnel who did not originally develop the Licensed Programs.



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         3.3.     Training, TRILLIUM shall provide to LICENSEE, free of any
                  additional charge, training courses, for the number of hours as specified in Exhibit B, at TRILLIUM'S headquarters for a group of LICENSEE personnel not to exceed ten (10) persons. LICENSEE shall bear the cost of travel time and travel, lodging and related expenses of its staff for the period of training. At LICENSEE'S option, TRILLIUM will provide training at one (1) of LICENSEE'S sites at LICENSEE'S expense, including but not limited to travel time and travel, lodging and related expenses of TRILLIUM personnel who provide such training. Such training courses, in all events, shall be on such day or days as is mutually acceptable to the parties hereto, but in no event shall TRILLIUM have any obligation to furnish any such training courses after the date that is three
                  (3) months after the date of delivery of the Licensed Programs. TRILLIUM will provide LICENSEE training course materials for the Licensed Programs at no additional charge. Arrangements for additional training may be provided at the expense of the LICENSEE upon terms and conditions to be agreed upon by TRILLIUM and LICENSEE.

         3.4. Media. The media used for delivery of machine readable items shall be the media mutually agreed upon by TRILLIUM and LICENSEE prior to the time of delivery or, failing such agreement, as selected by TRILLIUM. Title in and to the media used for delivery of machine readable items shall be owned by LICENSEE.

         3.5. Partial Shipments. Notwithstanding any other provision of this Agreement, if TRILLIUM delivers the Licensed Programs in more than one shipment, the acceptance period, payment terms, and warranty period applicable to a particular Licensed Program shall be measured from the date of delivery of that Licensed Program, provided, however, that TRILLIUM may adjust the warranty period applicable to any Licensed Programs included in any shipments that follow the initial shipment by giving LICENSEE appropriate credits in a manner similar to the manner set forth in Paragraph 7.4 (regarding Licensed Programs subsequently licensed by amendment to this Agreement) so that some or all Licensed Programs have warranty service and Maintenance Service periods that end on the same dates.

4. ACCEPTANCE

         4.1. Acceptance. Each Licensed Program and the related Documentation shall be deemed accepted by LICENSEE thirty (30) days after delivery unless, within such thirty (30) day period, LICENSEE delivers to TRILLIUM a notice of rejection in accordance with this Paragraph 4.1. The sole criterion for rejection of any Licensed 'Program or related Documentation shall be its failure to conform in all material respects to the specifications referenced in paragraph 2 of Exhibit A or the requirements of Paragraph 3.2. Any notice of rejection shall be valid only if (i) it is delivered to TRILLIUM within such thirty (30) day period and (ii) it specifies in reasonable detail each of the specifications to which such Licensed



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     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  Program fails to conform, or each requirement to which such Documentation fails to conform, and the basis for LICENSEE'S assertion of nonconformance.

         4.2. Rejection and Cure Procedure. If LICENSEE timely and rightfully rejects a delivered Licensed Program, TRILLIUM shall have thirty (30) days from the date of rejection to cure any nonconformance described in LICENSEE'S valid notice of rejection and to deliver to LICENSEE a version of the Licensed Program or Documentation that conforms in all material respects to such specifications or a written statement, as applicable, providing the cure after which the provisions of Paragraph 4.1 shall again apply, calculated from the date of delivery of the new version of the Licensed Program or Documentation. If the new version of such Licensed Program is again timely and rightfully rejected by LICENSEE, LICENSEE may, as its sole and exclusive remedy (notwithstanding any other provision of this Agreement), declare this Agreement terminated, in which event the provisions of Paragraph 13.2 shall apply and TRILLIUM will promptly refund to LICENSEE all license fees paid by LICENSEE with regard to such rejected Licensed Program; otherwise, LICENSEE shall afford TRILLIUM another cure period to correct the nonconformance and the provisions of Paragraph 4.1 shall again apply.

5. PAYMENT

         5.1. Payment Terms For Deliverables. As payment for the license grants and deliverables specified in this Agreement for each Licensed Program, LICENSEE agrees to pay TRILLIUM the license fee amount specified in Exhibit B for such Licensed Program. The license fees for each such Licensed Program as specified in Exhibit B shall be paid:

                  5.1.1. [**] within thirty (30) days after delivery of the Licensed Program as provided in Paragraph 3.1.; and

                  5.1.2. [**] within thirty (30) days after acceptance of the Licensed Program as provided in Paragraph 4.

         5.2. Payment Terms For Maintenance. The fees for Maintenance Service specified in Exhibit B are due and payable within thirty (30) days of the date of each invoice therefor.

         5.3. Currency. Unless otherwise agreed in writing by TRILLIUM, all payments under this Agreement shall be made in United States Dollars at the TRILLIUM office specified in Paragraph 16 (as the same may subsequently be changed in accordance with such Paragraph). All payments will be made in the form of a check or wire transfer.


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         5.4.     Records. LICENSEE agrees to keep all usual and proper records and books of accounts and all usual and proper entries therein relating to sublicense of the Licensed Programs hereunder. Upon reasonable notice, TRILLIUM or its duly appointed representative shall have the right to audit LICENSEE'S manufacturing and shipment records related to the Licensed Programs for any period of time at any time. These examinations shall occur during normal business hours at LICENSEE'S place of business and shall not occur more frequently than two times per year.

         5.5. Administrative Service Charge. In addition to its other rights hereunder, including the right to terminate, TRILLIUM shall charge, and LICENSEE agrees to pay, an administrative service charge of one and one-half percent (1.5%) of the unpaid amount of any invoice per month (or fraction thereof), but not to exceed the maximum rate permitted by applicable law, from the due date of the invoice until the deft paid for any invoice not timely paid in accordance with the terms of this Agreement. This administrative service charge is intended to defray part of TRILLIUM'S costs in processing and handling late payments.

6. WARRANTY

         6.1. Product Warranty. TRILLIUM warrants (i) that the Licensed Programs will perform substantially to the specifications referenced in Paragraph 2 of Exhibit A at the time of delivery and for a period of six (6) months following delivery and (ii) that the media used for delivery of the Licensed Programs and Documentation will be free from defects in materials and workmanship at the tune of delivery and for a period of thirty
                  (30) days following delivery.

         6.2. Remedy. During the warranty period specified in clause (i) of Paragraph 6.1., TRILLIUM shall correct any errors in the Licensed Programs so that the Licensed Programs perform in all material respects to the specifications referenced in Paragraph 2 of Exhibit A. TRILLIUM shall repair or replace, at its discretion, without charge at TRILLIUM'S facility all defective media used for delivery of the Licensed Programs and Documentation which are returned for inspection to such facility within the warranty period specified in clause (ii) of Paragraph 6.1, provided that such inspection discloses that the defects are not the result of misuse, improper handling, negligence, accident or otherwise attributable to LICENSEE'S acts or omissions.

         6.3. Definition of Services. During the warranty period specified in clause (i) of Paragraph 6.1, TRILLIUM shall provide to LICENSEE the Maintenance Services defined in Exhibit D for one
                  (1) LICENSEE site in relation to one (1) type of Designated Equipment.

         6.4. Limitation. EXCEPT AS PROVIDED IN THIS PARAGRAPH 6 AND PARAGRAPH 10.1, TRILLIUM MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A




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                  PARTICULAR PURPOSE WITH REGARD TO ANY PRODUCT, SERVICE OR
                  RELATED MATERIALS PROVIDED UNDER THIS AGREEMENT.

         6.5. Fee for Additional Sites and Equipment. Warranty service will be provided for one (1) LICENSEE site in relation to one (1) type of Designated Equipment without additional charge except as provided in Exhibit D. Warranty service for more than one
                  (1) LICENSEE site, or in relation to additional types of Designated Equipment, will be provided only upon terms and conditions to be agreed upon by TRILLIUM and LICENSEE.

7. MAINTENANCE

         7.1. Definition of Maintenance Service. During any period of Maintenance Service for which LICENSEE has paid, TRILLIUM will provide to LICENSEE the services defined in Exhibit D.

         7.2. Period of Maintenance Service. By checking the applicable box on Exhibit B, LICENSEE may purchase Maintenance Service for the Licensed Programs for one (1) LICENSEE site in relation to one (1) type of Designated Equipment for the first year following the end of the warranty period specified in clause
                  (i) of Paragraph 6.1 for the fees specified in Exhibit B. If, on the other hand, LICENSEE checks the box on Exhibit B to decline to order the first year of Maintenance Service at the time LICENSEE executes this Agreement (or otherwise fails to check the applicable box to purchase such Maintenance Service), then, subject to acceptance in writing by TRILLIUM, LICENSEE may subsequently purchase Maintenance Service for the Licensed Programs for fees to be quoted by TRILLIUM at the time such Maintenance Service is ordered (which fees may vary from the fees set forth in Exhibit B). The minimum period for which LICENSEE may purchase Maintenance Service is one (1) year for one (1) site in relation to one (1) type of Designated Equipment. Maintenance Service periods greater than one (1) year are available in one (1) year increments. The rates shown in Exhibit B cover Maintenance Service for the Licensed Programs for one (1) LICENSEE site for one (1) type of Designated Equipment for the first year following the end of the warranty period specified in clause (i) of Paragraph 6. 1. Maintenance Service for more than one (1) site, or in relation to additional types of Designated Equipment, will be provided only upon terms and conditions to be agreed upon by TRILLIUM and LICENSEE. If there is, at any time, more than one Licensed Program under this Agreement and LICENSEE desires to purchase Maintenance Service for any of the Licensed Programs, TRILLIUM reserves the right to require LICENSEE to purchase Maintenance Service for all Licensed Programs which are variants of one another or are otherwise related to one another as a condition to purchasing Maintenance Service for any of such variant or otherwise related Licensed Programs.

         7.3. Renewal. Maintenance Service is renewable annually, TRILLIUM will endeavor to notify LICENSEE two (2) months prior to the expiration of the



                                     Page 8
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                  warranty period specified in clause (i) of Paragraph 6.1 or any then-current Maintenance Service period. Whether or not TRILLIUM has so notified LICENSEE, at any time prior to or within thirty (30) days after the expiration date of the. warranty period specified in clause (i) of Paragraph 6.1 or any them-current Maintenance Service period LICENSEE may renew the Maintenance Service for the ensuing year (commencing on such expiration date). Any renewal order shall be subject to acceptance in writing by TRILLIUM, and, if LICENSEE fails to renew the Maintenance Service within such period of time, LICENSEE shall pay the applicable fees for Maintenance Service for the ensuing year plus, on a prorated basis, all fees that would have been payable from the day following the original expiration date to the date of renewal, and the renewal fees shall be as quoted by TRILLIUM at the time of LICENSEE'S order (and may vary from the fees specified in Exhibit B).

         7.4. Addition of New Programs. Upon payment of the applicable license fees for any new Licensed Program licensed by amendment to this Agreement, LICENSEE shall be entitled to six
                  (6) months of warranty service in respect of such new Licensed Program under Paragraph 6 of this Agreement. If a new Licensed Program is licensed by amendment to this Agreement at a time when LICENSEE is entitled to warranty service or Maintenance Service from TRILLIUM for one or more Licensed Programs previously licensed under this Agreement, TRILLIUM, in lieu of providing the six (6) months of warranty service for the new Licensed Program under Paragraph 6, may give LICENSEE credit for the six (6) month warranty service period otherwise applicable to such new Licensed Program in the following manner, so that some or all Licensed Programs have warranty service and Maintenance Service periods that end on the same dates:

                  7.4.1. If the previously-licensed Programs are still covered by warranty service, LICENSEE will be entitled to warranty service on the new Program for the remainder of such warranty service period and, to the extent of the unused portion of the credit, LICENSEE will be entitled to a prorated Maintenance Service fee credit which may be applied toward the ensuing year of Maintenance Service.

                  7.4.2. If the previously-licensed Programs are covered by Maintenance Service, and if more than six (6) months remain in the period of Maintenance Service for the previously-licensed Programs, TRILLIUM will give LICENSEE credit for six (6) months of Maintenance Service for the new Program and may require that LICENSEE pay a prorated Maintenance Service fee for the new Program to cover the remainder of the Maintenance Service period.

                  7.4.3. If the previously-licensed Programs are covered by Maintenance Service, and if less than six (6) months remain in the period of Maintenance Service for the previously-licensed Programs, LICENSEE will be entitled to Maintenance Service on the new Program for the remainder of such Maintenance Service period and, to



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                           the extent of the unused portion of the credit,
                           LICENSEE will be entitled to a prorated Maintenance Service fee credit which may be applied toward the ensuing year of Maintenance Service.

8. RIGHTS OF TRILLIUM

         8.1. Rights Retained By Trillium. Nothing in this Agreement shall prohibit TRILLIUM in any manner from using, developing, marketing, licensing or otherwise disposing of TRILLIUM'S Licensed Programs or concepts embodied therein anywhere in the world; nor shall anything herein be construed to grant to LICENSEE or any sublicensee any rights in or to any other present or future products of TRILLIUM whether or not similar to Licensed Programs.

         8.2. Proprietary Rights. All information and material, including but not limited to the Licensed Programs and Documentation, supplied by TRILLIUM hereunder is owned by TRILLIUM and/or its licensors and is proprietary in nature. LICENSEE (i) shall respect such claim of proprietary right, (ii) shall protect such information at least to the extent that it protects its own proprietary information, (iii) shall not use such information except for the purposes for which it is being made available under this Agreement and (iv) shall not reproduce, print, disclose, or otherwise make said information available to any third party, in whole or in part, in whatever form, except for the purpose for which it is being made available as set forth in this Agreement.

         8.3. Preservation of Notices. TRILLIUM shall retain title and copyrights to the Licensed Programs, Documentation and related materials that are provided by TRILLIUM to LICENSEE. The Source Form Licensed Programs and Documentation contain copyright notices, proprietary notices arid restricted rights legends. LICENSEE shall retain all such notices on all copies thereof (whether full or partial), and LICENSEE agrees to reproduce and include in all copies (whether full or partial) of the Object Form Licensed Programs all such notices and legends contained in the Source Form Licensed Programs.

         8.4. Rights Retained By Licensee. Nothing in this Agreement shall prohibit LICENSEE in any manner from using, developing, marketing, licensing or otherwise disposing of any software independently developed by LICENSEE or any third party. LICENSEE shall own all modifications made by it to the Licensed Programs, except for error corrections and feature enhancements to any Licensed Program, Documentation or related materials disclosed or suggested to TRILLIUM in the course of training, warranty service or Maintenance Service provided by TRILLIUM, which corrections and enhancements shall be owned by TRILLIUM (unless solely specific to LICENSEE'S application).

9. CONFIDENTIALITY

         9.1. Source Form and Documentation. THE SOURCE FORM LICENSED PROGRAMS AND DOCUMENTATION THAT ARE THE SUBJECT OF THIS




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                  AGREEMENT ARE CONFIDENTIAL AND PROPRIETARY TO TRILLIUM.
                  LICENSEE shall not use, reproduce, duplicate, copy or otherwise disclose, distribute or disseminate any Source Form Licensed Program or Documentation or related materials or information provided under this Agreement or in the course of the training provided under this Agreement, in any form or media, other than as expressly provided for in this Agreement.

         9.2. Confidential Information. For purposes of this Agreement, "Confidential Information" of a party (the "Discloser") shall mean any information which is disclosed to the other party (the "Recipient") during the term of this Agreement that relates in any way to any Licensed Program and which (i) is in written, recorded, electronic, graphical or other tangible form and marked confidential and/or proprietary or with a similar legend or other notation denoting the confidential nature of the information or proprietary interest of the Discloser, or (ii) is disclosed orally and is identified orally as confidential and/or proprietary at the time of disclosure and is identified as confidential or proprietary by the Discloser in a writing delivered to the Recipient prior to or within thirty (30) days after the time of disclosure; and "Confidential Information" shall include all notes, memoranda, analyses, compilations, studies, and other documents and records prepared by or for the Recipient, which contain or otherwise reflect or are generated by using any Confidential Information. TRILLIUM "Confidential Information" shall in all events include but not be limited to the Licensed Programs, Documentation and related materials and information. Notwithstanding the foregoing, "Confidential Information" shall not include any information which (a) is in the public domain at the time of disclosure or becomes public domain information other than through a breach of this Agreement, (b) has been lawfully acquired by the Recipient from an Unrelated Party, (c) is already in the Recipient's possession from an Unrelated Party at the time of disclosure (as evidenced by the Recipient's business records), or (d) is demonstrated by the Recipient to have been independently developed by the Recipient. For purposes hereof, the term "Unrelated Party" shall mean a person who is not the Discloser, not an affiliate, employee or agent of the Discloser, and not a person known by the Recipient to be prohibited from disclosing the Confidential Information to the Recipient by any contractual, legal or fiduciary obligation.

         9.3. Confidentiality and Use Restrictions. The Recipient shall not use any of the Discloser's Confidential Information other than to carry out the purposes of this Agreement and as expressly permitted by this Agreement. The Recipient (i) shall treat the Discloser's Confidential Information as confidential and proprietary, using at a minimum the same degree of care as it uses for its own trade secrets, but in no event less than reasonable care; (ii) shall not disclose or afford access to any such Confidential Information to any person who has not executed a confidentiality agreement with the Recipient protecting such information, having terms no less stringent than those in this Agreement; (iii) shall not disclose or afford access to any such Confidential Information to any person who does not have a specific need to know such information for the purpose of this Agreement; and (iv) shall use its best efforts to ensure that such persons to whom the

                  Recipient discloses or affords access to any such Confidential Information shall not disclose any such Confidential Information to any other person or use, any such Confidential Information other than to carry out the purposes of this Agreement and as expressly permitted by this Agreement (and, in any event, shall be liable to the Discloser for any breach of the provisions of this clause (iv) of this Paragraph by any person to whom the Recipient discloses or affords access to any such Confidential Information); provided, however, that the Recipient may disclose Confidential Information as compelled by legal, judicial or administrative proceeding if the Recipient gives the Discloser reasonable prior notice to enable the Discloser to seek a protective order or other relief to prevent or limit disclosure of such Confidential Information and the Recipient cooperates with the Discloser in such effort.

10. INDEMNIFICATION AGAINST INFRINGEMENT

         10.1. Indemnity. TRILLIUM represents and warrants that it has the sufficient right, title and interest in the Licensed Programs to enter into this Agreement. TRILLIUM agrees, at its own expense, to indemnify and defend LICENSEE and hold LICENSEE harmless against any loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees) or proceeding brought against LICENSEE alleging that any use of the Licensed Programs as delivered by TRILLIUM infringes any patent, copyright or trademark or any trade secrets of any third parties, provided that LICENSEE (i) promptly notifies TRILLIUM in writing of any such suit, claim or proceeding,
                  (ii) allows TRILLIUM at its expense, to direct the defense of such suit, claim or proceeding, (iii) gives TRILLIUM all information and assistance TRILLIUM considers reasonably useful to defend such suit, claim or proceeding, and (iv) does not enter into any settlement of any such suit, claim or proceeding without TRILLIUM written consent.

         10.2. Remedies. Following written notice of a suit, claim or proceeding or a threat of suit, claim or proceeding requiring indemnification under Paragraph 10.1 above, TRILLIUM shall, at its sole option, either (i) procure for LICENSEE the right to use the Licensed Programs as furnished hereunder, or (ii) replace or modify the Licensed Programs to make the same non-infringing, or (iii) return to LICENSEE the license fees applicable to the infringing Licensed Program and to accept return of the infringing Licensed Program and related documentation without further liability of TRILLIUM. If TRILLIUM elects to replace or modify the Licensed Program, such replacement shall substantially meet the specifications for the Licensed Program as set forth in its Documentation.

         10.3. Limitation. TRILLIUM shall have no liability for any claim that TRILLIUM lacks right, title and interest to the Licensed Programs or for any claim of violation of copyright, patent, trade secret or other intellectual property right, if such claim is based on LICENSEE'S modification or combination of the Licensed Programs with non-TRILLIUM hardware or software, including without limitation the Designated Equipment, if such claim would have been avoided had the Licensed Program not been modified, combined or integrated with the Designated Equipment and/or non-TRILLIUM software programs.

                  LICENSEE shall indemnify and defend TRILLIUM and its affiliates and hold them harmless from and against any loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees) or proceeding arising under this Paragraph 10.3 provided that TRILLIUM (i) promptly notifies LICENSEE in writing of any such loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees) or proceeding, (ii) allows LICENSEE, at LICENSEE'S expense, to direct the defense of such suit, claim or proceeding, (iii) gives LICENSEE full information and assistance necessary to defend such suit, claim or proceeding, and (iv) does not enter into any settlement of any such suit, claim or proceeding without LICENSEE'S consent.

11. LIMITATION OF LIABILITY

         TRILLIUM'S aggregate liability to LICENSEE and its sublicensees under, arising out of or related to any provision of this Agreement, or at law or in equity (including without limitation pursuant to any claim for indemnification), or any transaction contemplated by this Agreement, shall be limited to the amount of the license fees actually paid by LICENSEE to TRILLIUM under this Agreement. TRILLIUM'S limitation of liability is cumulative with all of TRILLIUM'S payments to LICENSEE in satisfaction of TRILLIUM'S liabilities under this Agreement being aggregated to determine satisfaction of the limit.

         IN NO EVENT SHALL TRILLIUM BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

12. INDEMNIFICATION

         LICENSEE shall indemnify and defend TRILLIUM and its affiliates and hold them harmless from and against any loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees), proceeding or damage to persons or property arising out of or related to the use or possession of the Licensed Programs or any Documentation or related materials by LICENSEE or any of its sublicensees, provided that such loss, suit, claim, expense, proceeding or, damage (i) is not the subject of indemnity by TRILLIUM under Paragraph 10.1 or (ii) was not caused solely by the negligence of TRILLIUM or of TRILLIUM employees or representatives.

13. TERMINATION

         13.1.    Termination Events.  This Agreement shall terminate:

                  13.1.1.  Upon mutual agreement of the parties hereto; or

                  13.1.2. If either party commits a breach of any provision of this Agreement, the party committing the breach (the "defaulting party") shall be deemed in default and the other party (the "non-defaulting party") may terminate this Agreement, including all rights granted herein (and without liability on the part of the terminating party for terminating this Agreement, and without prejudice to the terminating party's other rights and remedies), upon thirty (30) days written notice to the defaulting party. Such termination shall become effective at the end of such thirty (30) day period (or such later date, if any, as may be expressly provided in such notice) unless the defaulting party shall cure, all aspects of the default to the reasonable satisfaction of the non-defaulting party and so notify the non-defaulting party of the cure in writing within such thirty (30) day period; or

                  13.1.3. Without liability on the part of the terminating party for terminating this Agreement, and without prejudice to the terminating party's other rights and remedies, by either party by notice given at any time if at any time (i) the other party commences dissolution or liquidation proceedings or ceases to carry on its business, (ii) a receiver or similar officer is appointed for such other party and is not discharged within ninety (90) days, or (iii) such other party makes an. assignment for the benefit of, or a composition with, its creditors, or another arrangement of similar import, or if proceedings under any bankruptcy or insolvency law are commenced against it and are not discontinued within ninety
                           (90) days.

         13.2. Certain Obligations Upon Termination. If this Agreement is terminated, LICENSEE, on the effective date of termination, shall immediately discontinue the Use of each Licensed Program and Documentation and related materials, and any and all parts thereof. Within five (5) days after the date of termination, LICENSEE shall deliver to TRILLIUM every original copy and reproduction (in any form or media) of each Licensed Program and all Documentation and related materials and TRILLIUM Confidential Information; provided that, notwithstanding the other terms of this Paragraph 13.2, LICENSEE may retain one
                  (1) copy of the Licensed Programs for use solely in supporting its then-existing sublicensees (if there are any such sublicensees). In lieu of such delivery, if TRILLIUM permits, every original copy and reproduction (in any form or media) of each Licensed Program, and all Documentation and related materials, and other Confidential Information of TRILLIUM shall be destroyed by LICENSEE, who shall then provide TRILLIUM with written certification that LICENSEE has complied with this provision. Termination of this Agreement shall not abridge the right of continued use on the part of LICENSEE'S sublicensees who have rightfully received the Object Form of the Licensed Programs under a sublicense granted by LICENSEE as permitted by this Agreement; provided, however, that all further rights on the part of LICENSEE to use Source Form or Object Form, or to distribute or sublicense Licensed Programs shall be canceled upon termination. Termination of this Agreement shall also terminate the rights of all other persons, to whom LICENSEE has granted any right to sublicense under Paragraph 2, to grant additional sublicenses after the date of termination, and, upon such termination, LICENSEE shall promptly notify each such sublicensee accordingly.

         13.3. Unpaid Amounts. Immediately upon termination of this Agreement, any earned but unpaid fees shall become immediately due and payable by LICENSEE to TRILLIUM.

         13.4. Unshipped Orders. Immediately upon termination of this Agreement, all unshipped orders may be canceled by either party without liability to either party.

         13.5. Survival of Provisions. The following provisions shall survive any termination or expiration of this Agreement:

                           Paragraph 5    Payment
                           Paragraph 8    Rights of Trillium
                           Paragraph 9    Confidentiality
                           Paragraph 10   Indemnification Against Infringement
                           Paragraph 11   Limitations of Liability
                           Paragraph 12   Indemnification
                           Paragraph 13   Termination
                           Paragraph 14   Assignments
                           Paragraph 15   Export Controls
                           Paragraph 16   Notices
                           Paragraph 17   General Provisions

         13.6. Term. The term of this Agreement shall be perpetual and shall not terminate or expire unless and until this Agreement is terminated in accordance with its provisions.

14. ASSIGNMENTS

         The rights and obligations of LICENSEE under this Agreement may not be assigned or delegated (by operation of law or otherwise) by LICENSEE without the prior written consent of TRILLIUM except for an assignment of this entire Agreement to an affiliate of LICENSEE that does not compete with TRILLIUM and only if such assignment is incident to a transfer of the business that includes the Designated Equipment as specified in Exhibit A, and in all cases, any assignment may be made only upon ninety (90) days prior written notice to TRILLIUM and shall be effective only upon the execution by the proposed assignee of an assignment agreement acceptable in form and substance to TRILLIUM, which shall include without limitation the proposed assignee's assumption of and agreement to be bound by all of the terms and conditions of this Agreement and all amendments thereto. TRILLIUM'S rights and obligations under this Agreement may with notice to the LICENSEE be assigned and/or delegated by TRILLMIM to any affiliate of TRILLIUM or incident to the transfer of the business of TRILLIUM to which this Agreement relates. TRILLIUM may upon notice given at any time to LICENSEE assign its rights to receive fees and other monies hereunder. Subject to the limitations on assignment contained in the foregoing provisions of this Paragraph, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

15. EXPORT CONTROLS

         The Licensed Programs are subject to United States Government export controls. LICENSEE agrees not to use, export, import, re-export, transfer or otherwise dispose of the Licensed Programs except in compliance with United States and foreign government requirements.

16. NOTICES

         Any notice required or desired to be given with respect to this Agreement shall be in writing and shall be deemed delivered when sent by registered or certified mail, return receipt requested (if being sent from within the USA to an address within the USA), or by confirmed facsimile transmission (regardless of the points of sending and receipt), or by overnight express courier (such as FedEx) marked for the earliest possible delivery (regardless of the points of sending and receipt), in each case addressed to the other party as set forth below, or to such other address as that party may have specified by prior notice to the other given in the manner herein provided:

                   LICENSEE:   Castle Networks Inc.
                               235 Littleton Road #2
                               Westford, Massachusetts 01886
                               Attn: Mike Regan
                               Facsimile No.: +1-978-392-9032

                   TRILLIUM:   Trillium Digital Systems, Inc.
                               12100 Wilshire Blvd., Suite 1800
                               Los Angeles, California, USA 90025-7118
                               Attn: Contract Administration
                               Facsimile No: +1-310-442-1162

         If no address is given for LICENSEE in this Paragraph, then the office, address of LICENSEE first set forth above shall be the address for notices to LICENSEE.

17. GENERAL PROVISIONS

         17.1. Agreement Prevails. In the event that any provision of any purchase order, receipt, invoice, or other document issued by either party is inconsistent with the provisions of this Agreement, then the terms of this Agreement will prevail. In the event of a conflict in the provisions of the body of this Agreement and any exhibits or other attachments hereto, the provisions of the body of this Agreement shall govern.

         17.2. Taxes. Fees shown in Exhibit B are exclusive of all sales, use and other taxes and all other governmental charges and assessments. Any tax TRILLIUM may be required to collect or pay upon the transactions contemplated by this Agreement, other than taxes based on the income of TRILLIUM and any foreign withholding taxes, shall be paid by LICENSEE, or in lieu thereof, LICENSEE shall provide a tax exemption certificate acceptable to the taxing authorities. On transactions occurring outside the United States, in whole or in part, all required import/export duties, license and other fees shall be payable by LICENSEE in addition to the stated payments to TRILLIUM. If LICENSEE is required to withhold any foreign withholding taxes from amounts payable to TRILLIUM under this Agreement, LICENSEE shall advise TRILLIUM of such requirement at the time of signing this Agreement, shall timely remit such foreign withholding taxes to the appropriate taxing authority, and shall deliver to TRILLIUM proof of each such remittance (in a form acceptable to the U.S. Internal Revenue Service so that TRILLIUM can claim applicable U.S. federal tax credits) within sixty (60) days of such remittance.

         17.3. Shipping. Shipment will be made as specified in Exhibit A. In the absence of specific written instructions from LICENSEE, TRILLIUM will select the carrier but shall not thereby assume any liability in connection with shipment; nor shall the carrier be construed to be the agent of TRILLIUM. Title to and risk of loss of all physical media used for delivery of machine readable items to be delivered hereunder shall pass to LICENSEE at TRILLIUM'S shipping point upon delivery to the carrier. All shipping and handling charges shall be paid by LICENSEE.

         17.4. Force Majeure. Neither party shall be considered in breach or default under this Agreement for any delay or failure in performance (other than the payment of money) resulting from acts beyond the control of such party. Such acts shall include but not be limited to acts of God, labor conflicts, acts of war or civil disruption, act of terrorism, governmental regulations imposed after the fact, public utility failures, industry wide shortages of labor or material, or natural disaster.

         17.5. Complete Agreement. This Agreement (including the exhibits attached hereto and referenced herein) contains the entire agreement between the parties with respect to the subject matter hereof. No other prior or contemporaneous agreements, representations, warranties, or other matters, oral or written, actually or purportedly agreed to or represented by or on behalf of either party by any of its employees or agents, or contained in any sales material or brochures, shall be deemed to bind the parties with respect to the subject matter hereof. The terms of this Agreement may be altered only in a writing signed by both parties, except as otherwise expressly set forth in this Agreement for changes to certain exhibits to this Agreement.

         17.6. Waivers. The failure or delay of either party at any time to exercise any right under any provision of this Agreement shall not limit or operate as a waiver thereof, nor shall the single or partial exercise thereof preclude or limit any other or further exercise thereof, nor shall the waiver of any breach of any provision be a waiver of any other or further breach of any provision or a waiver of the provision itself or of any other provision of this Agreement.

         17.7. Applicable Law and Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA, excluding the conflict of laws principles thereof. Neither this Agreement nor any provision of this Agreement shall be construed against either party due to the fact that this Agreement or such provision was drafted by such party. In construing this Agreement, the headings shall not be considered part of this Agreement, but are for convenience of reference only. Wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

         17.8. Severability. If any provision of this Agreement is held by a court or arbitrator of competent jurisdiction not enforceable to its full extent then such provision shall be enforced to the maximum extent permitted by law, and the parties hereto consent and agree that such scope may be modified by such court or arbitrator accordingly and that the whole of such provision of this Agreement shall not thereby fail, but that the scope of such provision shall be curtailed only to the extent necessary to conform to the law.

         17.9. Disputes. In the event any dispute arises under, it connection with or relating to this Agreement or any transaction contemplated thereby, whether to enforce any of the terms or conditions of this Agreement or otherwise, the prevailing party in any suit, arbitration or other proceedings shall, as an additional item of damages, recover its reasonable attorneys' fees and court costs, arbitration costs or costs of such other proceedings as maybe fixed by any court, arbitrator or other judicial or quasi-judicial body having jurisdiction thereof, including without limitation any costs incurred in any appeal and in any collection effort, whether or not such litigation or proceedings proceed to a final judgment or award.

         17.10. Arbitration. Any claim, controversy, or dispute of whatever nature arising out of or related to this Agreement or its formation shall be resolved by final and binding arbitration administered by the American Arbitration Association ("AAA") according to the Commercial Arbitration Rules ("Rules") of the AAA, except as modified herein. The arbitration shall be conducted by a single arbitrator chosen from a list of attorneys who are members of the AAA's large complex case panel and who are also knowledgeable in the area of software licensing and the software industry. If the parties cannot agree on an arbitrator within thirty (30) days from the filing of a demand for arbitration with the AAA, the arbitrator shall be chosen pursuant to Rule 13 of the Rules. The costs and administrative expenses of arbitration, including the arbitrator's fees, shall be shared equally by the parties. The arbitration shall be conducted in the City of Los Angeles, California. In rendering any award, the arbitrator shall apply and follow applicable principles of the substantive law of California. The parties shall be entitled to conduct full discovery as permitted by the California Discovery Act, C.C.P.ss.2016 et seq., and any amendment thereto or successor statutes. The period for conducting and completing discovery shall be limited to three months from the date of the arbitrator's appointment. The arbitration shall be completed within six months from the date of the arbitrator's appointment. To the extent otherwise available under applicable law, either party may seek provisional relief from any court of competent jurisdiction as to any matter that is subject to arbitration under this Agreement. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties consent to the jurisdiction of the state and federal courts located in Los Angeles County, California for all judicial proceedings.

         17.11. Provisional Relief. The parties agree that any breach of this Agreement by LICENSEE would result in irreparable harm to TRILLIUM, the extent of which would be difficult and/or impracticable to assess, and that money damages would not be an adequate remedy for such breach. Accordingly, TRILLIUM shall be entitled to immediate equitable and other provisional relief, including without limitation specific performance of this Agreement and a temporary restraining order and/or preliminary and/or permanent injunction, as a remedy for such breach in addition to all other remedies available to TRILLIUM at law or in equity and without prejudice to any such other remedies.

         17.12. Further Acts. Each party to this Agreement agrees to execute and deliver all documents and to perform all further acts and to take any and all further steps that may be requested by the other party and are reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

         17.13. Counterparts. This Agreement or any amendment hereto may be executed in several counterparts and, as executed, shall constitute one agreement binding on all the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

         17.14. Language. All amendments of this Agreement, notices and communications between the parties, and all material supplied under this Agreement by either party to the other shall be in the English language.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized representative as of the date first above written.

                LICENSEE:                        TRILLIUM:

Company:        CASTLE NETWORKS INC.             TRILLIUM DIGITAL SYSTEMS, INC.


Signature:      /s/ Michael D. Regan             /s/ Richard D. [Illegible]
                ---------------------            -------------------------
Name:           Michael D. Regan                 Richard D. [illegible]
Title:          Director - SW ENG                C.O.D.

Date:           2/25/98                          February 25, 1998

Attachments:      Exhibit A - Licensed Programs
                  Exhibit B - License and Maintenance Fees
                  Exhibit C - Sample End User License Agreement
                  Exhibit D - Maintenance Service
                  Exhibit E - Trillium Action Request
                  Exhibit F - Trillium Standard Rates

                                    EXHIBIT A

                                LICENSED PROGRAMS

1.       LICENSED PROGRAMS:

         The Licensed Programs are:


-------------------------------------------------------------------------------------------------
Part No.       Options                     Name                       Version          Ship Date
-------------------------------------------------------------------------------------------------

1000027           --            MTP Level 2 - CCITT 88 & 92,            Latest         1 Week ARO
                                    ANSI 88 & 92, Peoples
                                      Republic of China
-------------------------------------------------------------------------------------------------
1000028           --             MTP Level 3 - CCITT 88 & 92            Latest         1 Week ARO
-------------------------------------------------------------------------------------------------
1000028           12             MTP Level 3 - ANSI 88 & 92             Latest         1 Week ARO
-------------------------------------------------------------------------------------------------
1000029           --                ISUP - CCITT 88 & 92                Latest         1 Week ARO
-------------------------------------------------------------------------------------------------
1000029           12                 ISUP - ANSI 88 & 92                Latest         1 Week ARO
-------------------------------------------------------------------------------------------------
1020031           21               VxWorks/Tornado System               Latest         1 Week ARO
                                     Services - General
-------------------------------------------------------------------------------------------------
1000100           --             Motorola MPC860 SCC Driver             Latest         1 Week ARO
-------------------------------------------------------------------------------------------------
1068001           01            MOS Binary - Microsoft Visual           Latest         1 Week ARO
                                   C++ V2.1 for WindowsNT
-------------------------------------------------------------------------------------------------

If used above:

         "ARO" means "after receipt of order", which contemplates receipt of LICENSEE's purchase order and a fully-signed Software License Agreement acceptable to TRILLIUM.

         "Latest" means the version that is the current Public Release.

         "Beta" means a version that is not a Public Release.

2.       DOCUMENTATION:

         The following documentation shall be supplied with each Licensed
Program:

         -  Functional Specification
         -  Service Definition
         -  Portation Guide
         -  Training Manual
         -  Software Test Sample

3.       OPERATING ENVIRONMENT (FOR TRILLIUM REFERENCE PURPOSES ONLY)

         Compiler:                         GNU FROM WIND RIVER SYSTEMS

         Compiler Platform:                WINDOWS NT

         Runtime Processor:                POWER PC 860/603

         Runtime Operating System:         Vx Works


4.       LICENSEE'S "DESIGNATED EQUIPMENT": LICENSEE's self contained
                                            Public Switched Telephone
                                            Network (PSTN) voice gateway
                                            product, current development
                                            codename is "Atlas," which is a
                                            23" proprietary NEBS compliant
                                            chassis with multiple shelves
                                            and proprietary busses, running
                                            VxWorks and using PowerPC and
                                            PowerQUICC processors. This
                                            definition covers versions of
                                            the "Atlas" product which vary
                                            only in their size and
                                            scalability. Prior to the first
                                            commercial sale or use of this
                                            product, LICENSEE shall notify
                                            TRILLIUM of the formal model
                                            name and/or model number of
                                            this product, which shall be
                                            then specified in this
                                            definition by an amendment to
                                            this Agreement.

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT B

                          LICENSE AND MAINTENANCE FEES

1.       LICENSE AND MAINTENANCE FEES:

         The license and maintenance fees for each of the Licensed Programs are:

-------------------------------------------------------------------------------------------------------
Part No.   Options                 Name                 License    License   Maintenance Fee   Training
                                                         Type      Fee (1)    (Annual) (2)     (Hours)
-------------------------------------------------------------------------------------------------------

1000027       --       MTP Level 2 - CCITT 88 & 92,       SUB       $[**]         $[**]          [**]
                          ANSI 88 & 92, Peoples
                            Republic of China
-------------------------------------------------------------------------------------------------------
1000028       --       MTP Level 3 - CCITT 88 & 92        SUB       $[**]         $[**]          [**]
-------------------------------------------------------------------------------------------------------
1000028       12        MTP Level 3 - ANSI 88 & 92        SUB       $[**]         $[**]          [**]
-------------------------------------------------------------------------------------------------------
1000029       --           ISUP - CCITT 88 & 92           SUB       $[**]         $[**]          [**]
-------------------------------------------------------------------------------------------------------
1000029       12           ISUP - ANSI 88 & 92            SUB       $[**]         $[**]          [**]
-------------------------------------------------------------------------------------------------------
1020031       21          VxWorks/Tornado System          SUB       $[**]         $[**]          [**]
                            Services - General
-------------------------------------------------------------------------------------------------------
1000100       --        Motorola MPC860 SCC Driver        SUB       $[**]         $[**]          [**]
-------------------------------------------------------------------------------------------------------
1068001       01      MOS Binary - Microsoft Visual       UNB       $[**]         $[**]          [**]
                          C++ V2.1 for WindowsNT
-------------------------------------------------------------------------------------------------------


         The total license and maintenance fees are:

         (1) Total License Fees:  $[**]

         (2) Total Maintenance Fees (Annual):  $[**]

         If Maintenance Services art requested for more than one (1) LICENSEE site, or more than one (1) type of Designated Equipment, additional maintenance fees may be charged.

2.       MAINTENANCE SERVICE: (check applicable box)

         [ ] By checking this box, LICENSEE orders Maintenance Service for the Licensed Programs for the first year following the end of the applicable warranty period.

                  TRILLIUM will invoice LICENSEE for the applicable fees for such Maintenance Service (as specified above) at the appropriate time.

         [ ] By checking this box, LICENSEE declines to order Maintenance Service for the Licensed Programs for the first year following the end of the applicable warranty period. LICENSEE may subsequently order Maintenance Service as provided in this Agreement, but the fees for such Maintenance Service will be as quoted by TRILLIUM at the time such Maintenance Service is ordered and may vary from the fees set forth above.

3.       LICENSE TYPE DEFINITIONS:

         Single Use Buyout ("SUB") - License granted per terms of this Agreement to Use Source Form and sublicense an unlimited number of copies of Object Form with the Designated Equipment as specified in Exhibit A. There is a one time fee with no per Object Form royalty due.

         Unsupported Binary ("UNB") - License granted per terms of this Agreement to Use Object Form, but does not grant right to distribute copies of Object Form. Up to two (2) copies of the Object Form may be Used in the LICENSEE'S facilities for test purposes. No warranty, training, documentation, maintenance or other services will be provided for the Object Form. LICENSEE shall not reproduce, print, sublicense, duplicate, reverse engineer, decompile, distribute, disclose, or otherwise make the Object Form available to any third party, in whole or in part, in whatever form.

                                    EXHIBIT C

                        SIMPLE END USER LICENSE AGREEMENT

This agreement grants a limited license to the Purchaser of Equipment ("END USER LICENSEE") to use the object code (the "Licensed Program") embodied in the following software or firmware (the "Designated Equipment") solely in connection with the Designated Equipment listed. Installation and use of such Designated Equipment constitutes END USER LICENSEE'S acceptance of the Terms and Conditions contained herein.

1.    DEFINITIONS

      1.1 "Designated Equipment" shall refer to: [INSERT DESCRIPTION OF THE DESIGNATED EQUIPMENT HERE].


      1.2 "Use" shall mean the copying or duplication of any portion of a Licensed Program from storage units or media into the equipment for processing or the utilization of any Licensed Program in the course of the operation of the Designated Equipment.

2.    LICENSE GRANT

      Use of Object Licensed Program with Designated Equipment. LICENSOR hereby grants END USER LICENSEE a non-exclusive, non-transferable, except as provided in Paragraph 5, license to Use in machine readable form (i.e., object form) the Licensed Program solely on the Designated Equipment. No license is granted to Use any Licensed Program on any configuration of equipment which is different from or less than the configuration indicated in Paragraph 1.1.

3.    PROPRIETARY RIGHTS

      The Licensed Program is owned by LICENSOR and/or its licensors and is proprietary in nature. END USER LICENSEE shall respect such proprietary rights and shall not use such Licensed Program except for the purposes for which it is being made available as set forth in this agreement and shall not reproduce, print, sublicense, duplicate, reverse engineer, distribute, disclose, or otherwise make the Licensed Program available to any third party, in whole or in part, in whatever form. END USER LICENSEE shall take all actions required to maintain control of the Licensed Program including securing written records, agreements, and other reasonable measures with its employees and agents to satisfy its obligations under this agreement.

4.    LIMITATIONS

      4.1. No Warranty. LICENSOR AND ITS LICENSORS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMIATION, WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO ANY LICENSED

            PROGRAM OR RELATED MATERIALS TO BE FURNISHED TO END USER LICENSEE.


      4.2. Limitations on Liability. In no event shall LICENOSR or its licensors be liable for any indirect, special or consequential damages in connection with or arising out of the existence, furnishing, failure to furnish, failure to furnish, or use of any Licensed Program and/or related material and/or device. LICENSOR and its licensors shall have no liability for any claim of copyright or patent infringement based in (i) Use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of such current unaltered release of the Licensed Program, or (ii) Use or combination of the Licensed Program with programs not supplied by LICENSOR and which Use or combination results in the infringement of any patent or copyright.

5.    TRANSFER OF LICENSE

      This license may only be transferred in connection with the transfer of all of the Designated Equipment; provided all copies of the Licensed program are delivered to the transferee and no copies or related materials are retained by END USER LICENSEE and provided further that the transferee agrees to be bound by all the Terms and Conditions of this End User License Agreement.

[Note: Also add any provisions required by Paragraphs 2.2 and 2.4 of the Software License Agreement.]

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT D

                               MAINTENANCE SERVICE

Maintenance Service with respect to Licensed Programs entitles LICENSEE to receive Updates and Upgrades of the Licensed Programs, technical bulletins and Documentation Updates as they become Public Releases. Maintenance Service also entitles LICENSEE to receive telephone, FAX or e-mail technical support of LICENSEE'S use of the Licensed Programs.

1. Error Corrections, TRILLIUM shall use reasonable efforts to correct any documented reproducible program errors in a Source Form Licensed Program within a reasonable time, and to use due diligence to rectify such errors that have been notified in writing by LICENSEE; provided, however, that such program errors have not been introduced through modifications made by LICENSEE.

      Such service, with respect to a given program error, will be provided after TRILLIUM receives a request in writing from LICENSEE on TRILLIUM'S form of Action Request as set forth in Exhibit E. TRILLIUM reserves the right, from time to time, to modify the form utilized for this purpose as may be reasonable and necessary and so shall notify LICENSEE in such event.

      If LICENSEE reports a program error to TRILLIUM, LICENSEE shall give TRILLIUM reasonable access to the Designated Equipment, a copy of the Licensed Program as being used by LICENSEE and all relevant Documentation and records, and shall provide all reasonable assistance as TRILLIUM may request, including without limitation sample output and other diagnostic information to assist TRILLIUM in providing the Maintenance Service.

      Three classes of program errors are provided for, and TRILLIUM shall respond under this Agreement as follows:

      1.1. CRITICAL. Program errors that cause software crashes, or similar events. The maximum time from notification to initiation of TRILLIUM response shall be [**].

      1.2. MODERATE. Program errors that do not cause software crashes or for which a work-around is possible. The maximum time from notification to initiation of TRILLIUM response shall be less than [**].

      1.3. NON-CRITICAL. Program Documentation errors. The maximum time from notification to initiation of TRILLIUM response shall be less than [**].

2. Product Update. For every error found by LICENSEE, and properly reported to TRILLIUM, or found by TRILLIUM in a Source Form Licensed Program, TRILLIUM will undertake to:

      2.1. Incorporate an error correction in the next Public Release of that specified Licensed Program which initially contained the error; and

      2.2. Supply LICENSEE, subject to the applicable provisions of this Agreement, the latest Public Release of the Licensed Program containing such error correction no later than four (4) calendar months after the program error has been reported to or by TRILLIUM.

3. PRODUCT UPGRADE. Should TRILLIUM make any Upgrade of a Licensed Program, TRILLIUM will undertake to:

      3.1.  Inform LICENSEE of any such Upgrade; and

      3.2. Supply LICENSEE, subject to the applicable provisions of this Agreement, the latest Public Release of the Licensed Program containing such Upgrade.

4. TRILLIUM'S SUPPORT TO LICENSEE EXCLUSIVELY. LICENSEE shall be solely responsible for directly supporting and providing maintenance of all or any part of the Licensed Programs and documentation as provided to LICENSEE'S customers. TRILLIUM shall have no obligation to provide any direct consultation or warranty or maintenance support to LICENSEE'S customers with respect to all or any part of the Licensed Programs or other subject matter of this Agreement.

5. LICENSE GRANTS TO UPDATES OR UPGRADES. Any rights and obligations of LICENSEE as to Source Form and Object Form of the Licensed Programs and Documentation shall extend to any Updates or Upgrades thereof upon delivery thereof by TRILLIUM to LICENSEE. TRILLIUM shall have no responsibility under this Agreement to correct any alleged error if LICENSEE fails to incorporate any Update or Upgrade of a Licensed Program that TRILLIUM has provided to LICENSEE.

6. LIMITATIONS. If TRILLIUM is requested, pursuant to the applicable provisions of this Agreement, to correct an error and such error is found to be caused by LICENSEE'S negligence, modification by LICENSEE, LICENSEE supplied data, operator error or misuse, or any other cause not inherent in the Source Form Licensed Programs, LICENSEE agrees to pay for such support services on a time and material basis at TRILLIUM'S then prevailing standard rates, as specified in Exhibit F, when invoiced by TRILLIUM. Under no circumstances does TRILLIUM warrant or represent that every error can or will be corrected.

                                    EXHIBIT E

                             TRILLIUM ACTION REQUEST

Licensee Name:
              ------------------------------------------------------------------

Contact Name:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Phone:                                         Fax:
      --------------------------------------       -----------------------------

Best Time to Contact:
                     -----------------------------------------------------------

Date Problem Observed:                         Date Problem Reported:
                      ----------------------                        ------------

Requested Priority:  Critical           Moderate           Non-critical
                             ----------         ----------             ---------

Product Name:
             -------------------------------------------------------------------

Product Part No.:                           Product Version:
                 --------------------------                ---------------------

Describe Configuration:
                       ---------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Describe Problem:
                 ---------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Describe Attached Materials:
                            ----------------------------------------------------


--------------------------------------------------------------------------------

Date Received:              Date Closed:               Report Number:
              -------------            ----------------             ------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT F

                             TRILLIUM STANDARD RATES

These rates are referenced in Paragraph 6 of Exhibit D to this Agreement.

1.    TRILLIUM'S standard rates at the date of this Agreement are:

      PERSONNEL CLASS HOURLY RATE

      Principal                  $[**]
      Senior MTS                 $[**]
      MTS                        $[**]
      Assoc. MTS                 $[**]
      Technician                 $[**]
      Clerical          $[**]

      MTS = Member of Technical Staff

2.    PERSONNEL CLASS DEFINITIONS:

      Clerical An employee who performs mainly non-professional, clerical work (e.g., documentation, filing, shipping, etc.)

      Technician        An employee involved in non-professional, technical
                        activities (e.g., setting up of test equipment, repair submodules, assisting in debugging and testing, creating test submodules, etc.)

      Associate MTS     Typically an employee with a professional degree (e.g.,
                        BS or MS) but minimal work experience, whose work requires detailed supervision.

      MTS Typically an employee with a professional degree and 1-4 years of work experience who is able to produce basic software modules to specifications and test them independently.

      Senior MTS An MTS with at least five years experience who is able to manage a complete project from inception to completion with minimal management direction.

      Principal         A senior architect who participates in the design of the
                        overall Trillium software architecture, and has a full visibility of the complete product line.

      In addition to payment for personnel services, TRILLIUM will be reimbursed for all reasonable expenses including, but not limited to: approved travel, shipping, supplies and rental equipment.

      These rates are subject to change at the sole option of Trillium.

                                      Amendment No. 1 to Agreement dated 2/25/98


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of April 30, 1998 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and CASTLE NETWORKS INC, a Massachusetts corporation having its principal office at 235 Littleton Road #2, Westford, Massachusetts 01886 (hereinafter referred to as "LICENSEE").

TRILLIUM and LICENSEE previously entered into that certain Software License Agreement, dated as of February 25,1998 (the "License Agreement"), under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses for certain TRILLIUM products and which is currently in effect between the parties. TRILLIUM and LICENSEE now desire to modify certain terms of the License Agreement as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. The parties hereby amend Paragraph 4.1 of the License Agreement in its entirety to read as follows:

         4.1 Acceptance. Each Licensed Program and the related Documentation shall be deemed accepted by LICENSEE thirty (30) days after, delivery (or sixty (60) days with respect to Part Numbers 1000027(Option --), 1000028 (Option --), 1000028
                  (Option 12), 1000029 (Option --), 1000029 (Option 12), 1020031
                  (Option 21), 1000100 (Option --) and 1068001 (Option 01))
                  unless, within such period, LICENSEE delivers to TRILLIUM a notice of rejection in accordance with this Paragraph 4.1. The sole criterion for rejection of any Licensed Program or related Documentation shall be its failure to conform in all material respects to the specifications referenced in paragraph 2 of Exhibit A or the requirements of Paragraph 3.2. Any notice of rejection shall be valid only if (i) it is delivered to TRILLIUM within such thirty (30) day period (or sixty (60) day period with respect to Part Numbers 1000027(Option --), 1000028 (Option --), 1000028 (Option 12),
                  1000029 (Option --, 1000029 (Option 12), 1020031 (Option 21),
                  1000100 (Option --) and 1068001 (Option 01)) and (ii) it
                  specifies in reasonable detail each of the specifications to which such Licensed Program fails to conform, or each requirement to which such Documentation fails to conform, and the basis for LICENSEE's assertion of nonconformance.

2. The parties hereby amend Paragraph 9.2 of the License Agreement in its entirety to read as follows:

         9.2 Confidential Information. For purposes of this Agreement, "Confidential Information" of a party (the "Discloser") shall mean any information which is disclosed to the other party (the "Recipient") during the term of this Agreement that relates in any way to any Licensed Program and which (i) is in written,

                                      Amendment No. 1 to Agreement dated 2/25/98


                  recorded, electronic, graphical or other tangible form and marked confidential or with a similar legend or other notation denoting the confidential nature of the information or proprietary interest of the Discloser, or (ii) is disclosed orally and is identified orally as confidential and/or proprietary at the time of disclosure and is identified as confidential or proprietary by the Discloser in a writing delivered to the Recipient prior to or within thirty (30) days after the time of disclosure; and "Confidential Information" shall include all notes, memoranda, analyses, compilations, studies, and other documents and records prepared by or for the Recipient, which contain any Confidential Information. TRILLIUM "Confidential Information" shall in all events include but not be limited to the Licensed Programs, Documentation and related materials and information. Notwithstanding the foregoing, "Confidential Information" shall not include any information which (a) is in the public domain at the time of disclosure or becomes public domain information other than through a breach of this Agreement, (b) has been lawfully acquired by the Recipient from an Unrelated Party, (c) is already in the Recipient's possession from an Unrelated Party at the time of disclosure (as evidenced by the Recipient's business records), or (d) is demonstrated by the Recipient to have been independently developed by the Recipient. For purposes hereof, the term "Unrelated Party" shall mean a person who is not the Discloser, not an affiliate, employee or agent of the Discloser, and not a person known by the Recipient to be prohibited from disclosing the Confidential Information to the Recipient by any contractual, legal or fiduciary obligation.

3. The parties hereby amend Paragraph 10.1 of the License Agreement in its entirety to read as follows:

         10.1 Indemnity. TRILLIUM represents and warrants that it has the sufficient right, title and interest in the Licensed Programs to enter into this Agreement. TRILLIUM agrees, at its own expense, to indemnify and defend LICENSEE and hold LICENSEE harmless against any loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees) or proceeding brought against LICENSEE alleging that any use of the Licensed Programs as delivered by TRILLIUM infringes any patent, copyright or trademark or any trade secrets of any third parties, provided that LICENSEE (i) promptly notifies TRILLIUM in writing of any such suit, claim or proceeding,
                  (ii) allows TRILLIUM at its expense, to direct the defense of such suit, claim, or proceeding, (iii) gives TRILLIUM all information and assistance TRILLIUM reasonably considers useful to defend such suit, claim or proceeding, and (iv) does not enter into any settlement of any such suit, claim or proceeding without TRILLIUM written consent

                                      Amendment No. 1 to Agreement dated 2/25/98


4. The parties hereby amend Paragraph 11 of the License Agreement in its entirety to read as follows:

         TRILLIUM's aggregate liability to LICENSEE and its sublicensees under, arising out of or related to any provision of this Agreement, or at law or in equity (including without limitation pursuant to any claim for indemnification), or any transaction contemplated by this Agreement, shall be limited to the amount of the license: fees actually paid by LICENSEE to TRILLIUM under this Agreement. TRILLIUM's limitation of liability is cumulative with all of TRILLIUM's payments to LICENSEE in satisfaction of TRILLIUM's liabilities under this Agreement being aggregated to determine satisfaction of the limit.

         IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

5. The parties hereby amend Paragraph 12 of the License Agreement in its entirety to read as follows:

         LICENSEE shall indemnify and defend TRILLIUM and its affiliates and hold them harmless from and against any loss, suit, claim, liability, expense (including without limitation reasonable attorney's fees), proceeding or damage to persons or property arising out of or related to the use or possession of the Licensed Programs or any Documentation or related materials by LICENSEE or any of its sublicensees, provided that such loss, suit, claim, expense, proceeding or damage (I) is not the subject of indemnity by TRILLUM under Paragraph 10.1 and only to the extent (ii) that such loss, suit, claim expense, proceeding or damage was not caused by the negligence of TRILLIUM or of TRILLUM employees or representatives.

6 The parties hereby amend Paragraph 14 of the License Agreement in its entirety to read as follows:

         14.      Assignments

                  The rights and obligations of LICENSEE under this Agreement may not be assigned or delegated (by operation of law or otherwise) by LICENSEE without the prior written consent of TRILLIUM (which consent shall not be unreasonably withheld) except for an assignment of this entire Agreement to an affiliate of LICENSEE that does not compete directly with TRILLIUM and only if such assignment is incident to a transfer of the business that includes the Designated Equipment as specified in Exhibit A, and in all cases, any assignment may be made only upon thirty (30) days prior written notice to TRILLLIUM and shall be effective only upon the execution by the proposed assignee of an assignment agreement acceptable in form and substance to TRILLIUM, which shall include without limitation the proposed assignee's assumption of and agreement to be bound by all of the terms and conditions of this Agreement and all amendments thereto. TRILLIUM'S rights and obligations under this Agreement may with notice to the LICENSEE be assigned and/or delegated by TRILLIUM to any affiliate of TRILLIUM or incident to the transfer of the business of TRILLIUM to which this Agreement relates. TRILLIUM may upon notice given at any time to LICENSEE assign its rights to receive fees and other monies hereunder. Subject to the limitations on assignment contained in the foregoing provisions of this Paragraph, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties there.

7. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by heir respective duly authorized representative as of the date first above written.

Company:     Castle Networks                     Trillium Digital Systems, Inc.

Signature:   /s/ Michael D. Regan                /s/ Richard O. Whalen
             --------------------------          --------------------------
Name:        Michael D. Regan                    Richard O. Whalen
             --------------------------          --------------------------
Title:       Director                            CEO
             --------------------------          --------------------------
Date:        April 24, 1998                      April 30, 1998
             --------------------------          --------------------------

                                      Amendment No. 2 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of December 31, 1998 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and CASTLE NETWORKS INC., a Massachusetts corporation having its principal office at 68 Tadmuck Road, Westford, Massachusetts 01886 (hereinafter referred to as "LICENSEE").

TRILLIUM and LICENSEE previously entered into that certain Software License Agreement, dated as of February 25, 1998 (the "License Agreement"), under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses for certain TRILLIUM products and which was amended by the first amendment thereto to modify certain terms of the License Agreement. Such license is currently in effect between the parties. TRILLIUM and LICENSEE now desire to add SUB licenses for the additional TRILLIUM products to the License Agreement as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. By this amendment, the parties hereby add to the License Agreement the additional TRILLIUM product described in Exhibit I of this Amendment, subject to the payment of the additional license fees described in
         Exhibit II of this Amendment. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

2. The parties hereby amend the definition of "Designated Equipment" in Paragraph 4 of Exhibit A to the License Agreement, in its entirety, to read as the new Paragraph 4 of Exhibit I attached herein.

3. The parties hereby amend Paragraph 5.4, in its entirety, to read as follows:

                  5.4 Records. LICENSEE agrees to keep all usual and proper records and books of accounts and all usual and proper entries therein relating to sublicense of the Licensed Programs hereunder. Upon reasonable notice, TRILLIUM or its duly appointed representative shall have the right to audit LICENSEE'S manufacturing and shipment records related to the Licensed Programs for any period of time at any time. These examinations shall occur during normal business hours at LICENSEE'S place of business and shall not occur more frequently than two times per year. LICENSEE shall have the right to remove customer-identifying information from such records (such as customer names and addresses) and all such records shall be considered Confidential Information as defined in Paragraph 9.

                                      Amendment No. 2 to Agreement dated 2/25/98


4. The parties hereby amend Paragraph 8.3, in its entirety, to read as follows:

                  8.3 Preservation of Notices. TRILLIUM shall retain title and copyrights to the Licensed Programs, Documentation and related materials that are provided by TRILLIUM to LICENSEE. The Source Form Licensed Programs and Documentation contain copyright notices, proprietary notices and restricted rights legends. LICENSEE shall retain all such notices on all copies thereof (whether full or partial), and LICENSEE agrees to reproduce and include in all copies (whether full or partial) of the Object Form Licensed Programs all such notices and legends contained in the Source Form Licensed Programs.

5. The parties hereby amend the address of LICENSEE in Paragraph 16 of the License Agreement to be as follows until changed in accordance with the provisions of that Paragraph:

                  LICENSEE:   Castle Networks, Inc.
                              68 Tadmuck Road
                              Westford, MA 01886
                              Attn: Contract Administration
                              Facsimile No.: +1-978-392-9032

6. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.


IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.

                LICENSEE:                       TRILLIUM:

Company:        CASTLE NETWORKS, INC.           TRILLIUM DIGITAL SYSTEMS, INC.


Signature:      /s/ Michael D. Regan             /s/ Richard O. Whalen
                ------------------------        -------------------------------
Name:           Michael D. Regan                Richard O. Whalen
                ------------------------        -------------------------------
Title:          VP Engineering
                ------------------------        -------------------------------
Date:           12/31/98                        December 31, 1998
                ------------------------        -------------------------------

Attachments:    Exhibit I;        Exhibit II

                                      Amendment No. 2 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS


--------------------------------------------------------------------------------
 Part No.    Options              Name                Version      Ship Date
--------------------------------------------------------------------------------

  1000133       --        Fault Tolerance/High         Latest      1 Week ARO
                              Availability
--------------------------------------------------------------------------------
  1000145       --      PSF - MTP Level 3 (FT/HA)      Latest      1 Week ARO
--------------------------------------------------------------------------------
  1000146       --         PSF - ISUP (FT/HA)          Latest      1 Week ARO
--------------------------------------------------------------------------------


4.       LICENSEE'S "DESIGNATED EQUIPMENT":

LICENSEE'S C2100 Service Mediation Platform, a self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scaleability so long as each version is substantially similar in functionality to the C2100 model.

                                      Amendment No. 2 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

                          LICENSE AND MAINTENANCE FEES

----------------------------------------------------------------------------------------------
Part No.     Options              Name             License     License      Main-     Training
                                                     Type      Fee (1)     tenance     (Hours)
                                                                             Fee
                                                                           (Annual)
                                                                             (2)
----------------------------------------------------------------------------------------------

 1000133        --        Fault Tolerance/High       SUB        $[**]       $[**]       [**]
                              Availability
----------------------------------------------------------------------------------------------
 1000145        --     PSF - MTP Level 3 (FT/HA)     SUB        $[**]       $[**]       [**]
----------------------------------------------------------------------------------------------
 1000146        --         PSF - ISUP (FT/HA)        SUB        $[**]       $[**]       [**]
----------------------------------------------------------------------------------------------

(1)  Total License Fees:        $[**]
(2)  Annual Maintenance Fees:   $[**]

                                      Amendment No. 3 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of July 12, 1999 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and CASTLE NETWORKS INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG, a Massachusetts corporation having its principal office at 1 Executive Drive, Chelmsford, Massachusetts 01824 and facsimile number +1-978-392-9632 (hereinafter referred to as "LICENSEE").

TRILLIUM and LICENSEE previously entered into that certain Software License Agreement, dated as of February 25, 1998 (the "License Agreement"), under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses for certain TRILLIUM products and which was amended by the first amendment thereto to modify certain terms of the License Agreement and, which was amended by a second amendment thereto, dated December 31, 1998, to add SUB licenses for additional TRILLIUM products and, which was amended by an. Such license is currently in effect between the parties. TRILLIUM and LICENSEE now desire to add SUB licenses for the additional TRILLIUM products to the License Agreement as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. By this amendment, the parties hereby add to the License Agreement the additional TRILLIUM product described in Exhibit I of this Amendment, subject to the payment of the additional license fees described in
         Exhibit II of this Amendment. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

2. The parties hereby amend the address of LICENSEE in Paragraph 16 of the License Agreement to be as follows until changed in accordance with the provisions of that Paragraph:

             LICENSEE:   Castle Networks, Inc., a wholly-owned subsidiary of
                         Siemens AG
                         1 Executive Drive
                         Chelmsford, MA 01824
                         Attn: Contract Administration
                         Facsimile No.: +1-978-392-9632

3. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.




               LICENSEE:                      TRILLIUM:

Company:       CASTLE NETWORKS, INC.          TRILLIUM DIGITAL SYSTEMS, INC.

Signature:     /s/ Michael D. Regan           /s/ Martin Kovacich
               -----------------------        -----------------------------
Name:          Michael D. Regan               Martin Kovacich
Title:         VP Engineering                 CFO
Date:          7/12/99                        7/12/99

Attachments:   Exhibit I;              Exhibit II

                                      Amendment No. 3 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS

----------------------------------------------------------------------------------------
Part No.       Options                    Name                   Version       Ship Date
----------------------------------------------------------------------------------------

1000030           01          SCCP - Connectionless-CCITT         Latest      1 Week ARO
                                        88 & 92
----------------------------------------------------------------------------------------
1000030           12               SCCP - ANSI 88 &92             Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000031           --              TCAP - CCITT 88 & 92            Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000031           12              TCAP - ANSI 88 & 92             Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000093           01                  INAP - Base                 Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000093           15               INAP - AINGR - SSP             Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000093           16               INAP - AINGR - SCP             Latest      1 Week ARO
----------------------------------------------------------------------------------------
1000093           17                    INAP-IP                   Latest      1 Week ARO
----------------------------------------------------------------------------------------
1068003           01                 MTSS-Windows NT              Latest      1 Week ARO
                                       Binary-User
                                         Space
----------------------------------------------------------------------------------------

                                      Amendment No. 3 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

                          LICENSE AND MAINTENANCE FEES


-------------------------------------------------------------------------------------------------
Part No.     Options               Name            License     License    Maintenance    Training
                                                    Type       Fee (1)    Fee (Annual)   (Hours)
                                                                               (2)
-------------------------------------------------------------------------------------------------

 1000030       01         SCCP - Connectionless-      SUB       $[**]         $[**]         [**]
                               CCITT 88 & 92
-------------------------------------------------------------------------------------------------
 1000030       12           SCCP - ANSI 88 & 92       SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000031       --         TCAP - CCITT 88 & 92        SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000031       12           TCAP - ANSI 88 & 92       SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000093       01               INAP - Base           SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000093       15           INAP - AINGR - SSP        SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000093       16           INAP - AINGR - SCP        SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1000093       17                 INAP-IP             SUB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------
 1068003       01             MTSS-Windows NT
                             Binary-User Space        UNB       $[**]         $[**]         [**]
-------------------------------------------------------------------------------------------------

(1)      License Fees:              $[**]
         One-time, 10% discount     $([**])
         TOTAL LICENSE FEES:        $[**]

(2)      Annual Maintenance Fees:   $[**]

                                      Amendment No. 4 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT


This License Agreement Amendment is entered into as of July 28, 1999 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and CASTLE NETWORKS INC., a wholly-owned subsidiary of Siemens AG, a Massachusetts corporation having its principal office at 1 Executive Drive, Chelmsford, Massachusetts 01824 and facsimile number +1-978-392-9632 (hereinafter referred to as "LICENSEE").

TRILLIUM and LICENSEE previously entered into that certain Software License Agreement, dated as of February 25, 1998 (the "License Agreement"), under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses for certain TRILLIUM products and which was amended by the first amendment thereto to modify certain terms of the License Agreement and, which was amended by a second amendment thereto, dated December 31, 1998, to add SUB licenses for additional TRILLIUM products and, which was amended by a third amendment, dated July 12, 1999 to add SUB and UNB licenses for additional TRILLIUM products. Such license is currently in effect between the parties. TRILLIUM and LICENSEE now desire to add Temporary Development Use ("TDU") licenses for additional TRILLIUM products to the License Agreement for Use on new Designated Equipment, as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. By this amendment, the parties hereby add to the License Agreement the additional TRILLIUM product described in Exhibit I of this Amendment for Use on the certain Designated Equipment defined in Exhibit I, subject to the payment of the additional license fees and other terms described in Exhibit II of this Amendment. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

2. The parties hereby acknowledge and agree that the previously existing Designated Equipment in the License Agreement shall henceforth be referred to as "Designated Equipment Number 1" and, that Designated Equipment No. 2 is defined and added to this Agreement as described in Paragraph 4 of Exhibit I.

3. The parties hereby delete Paragraph 5.1.2. of the License Agreement and, amend Paragraph 5.1.1. of the License Agreement, which shall henceforth read as follows:

                  5.1.1    **      (**%) within thirty (30) days of delivery, as
                           described in Paragraph 3.1.

4. The parties hereby add Paragraph 8.5 to the License Agreement, which shall read as follows:

                                      Amendment No. 4 to Agreement dated 2/25/98


         8.5 Publicity Rights. The parties agree to work together in good faith to issue a public press release related to this Agreement. Such press release shall be pre-approved by both parties in writing. LICENSEE agrees to include TRILLIUM in any published list of telecommunications protocol providers (if and when such list is published), in its public website, publications (including newsletters and trade journals), press releases and the like and, LICENSEE agrees that TRILLIUM shall have the right to publicize its relationship with LICENSEE, and reference LICENSEE as a user of TRILLIUM products, in its public website, publications (including newsletters and trade journals), press releases and the like.

5. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.


                LICENSEE:                       TRILLIUM:

Company:        CASTLE NETWORKS, INC.           TRILLIUM DIGITAL SYSTEMS, INC.

Signature:      /s/ Michael D. Regan            /s/ Martin Kovacich
                -----------------------         ---------------------------
Name:           Michael D. Regan                Martin Kovacich
                -----------------------         ---------------------------
Title:          VP Engineering                  CFO
                -----------------------         ---------------------------
Date:           7/28/99                         7/28/99

Attachments:    Exhibit I;        Exhibit II

                                      Amendment No. 4 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS

---------------------------------------------------------------------------------------------
Part No.    Options                    Name                      Version         Ship Date
---------------------------------------------------------------------------------------------

1000172       --           H.323 Gateway and Gatekeeper          Latest         1 Week ARO
---------------------------------------------------------------------------------------------
1000152       --                     RTP/RTCP                    Latest         1 Week APR
                                                                               (Scheduled for
                                                                              August 28, 1999)
---------------------------------------------------------------------------------------------
1068001       02        MOS Binary - Sun C for Solaris 2.X       Latest         1 Week ARO
---------------------------------------------------------------------------------------------

"APR" shall mean After Product Release

4.       LICENSEE'S Designated Equipment:

DESIGNATED EQUIPMENT NO. 1:

For the TRILLIUM products licensed under the original Software License Agreement, dated February 25, 1998 and the TRILLIUM products licensed under Amendments No. 1, 2 and 3 thereto, the "Designated Equipment" shall be defined as follows:

LICENSEE'S C2100 Service Mediation Platform, a self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scalability so long as each version is substantially similar in functionality to the C2100 model.

DESIGNATED EQUIPMENT NO. 2:

For the TRILLIUM products referred to as Part Nos. 1000172 (Option --) and 1000152 (Option --), and licensed under Amendment No. 4 to the License Agreement, dated July 28, 1999, the "Designated Equipment" shall be defined as follows:

LICENSEE'S Media Gateway controller (O/S, processor, bus, form factor, model number and model names shall be identified in writing prior to commercialization of this product).

                                      Amendment No. 4 to Agreement dated 2/25/98

          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

                          LICENSE AND MAINTENANCE FEES


DESIGNATED EQUIPMENT NO. 2:

-------------------------------------------------------------------------------------------------------
Part No.    Options                Name               License     License Fee    Maintenance   Training
                                                        Type         (1)             Fee        (Hours)
-------------------------------------------------------------------------------------------------------

1000172       --      H.323 Gateway and Gatekeeper     TDU         $[**]*            $[**]         [**]
-------------------------------------------------------------------------------------------------------
1000152       --                RTP/RTCP               TDU         $[**]*            $[**]         [**]
-------------------------------------------------------------------------------------------------------
1068001       02         MOS Binary - Sun C for        UNB          $[**]            [**]          [**]
                               Solaris 2.X
-------------------------------------------------------------------------------------------------------

* Notwithstanding anything to the contrary in this agreement, the parties agree that the terms and pricing granted to LICENSEE under this Amendment shall be considered Confidential Information and shall otherwise not be disclosed to any third party without the express written permission of TRILLIUM.

(1)       Licensee Fees:                                $[**]

          One-time [**]% promotional discount on      ($[**])

          Part No. 1000172/-
          TOTAL LICENSE FEES:                           $[**]
          ---------------------------------------------------
(2)       Annual Maintenance Fees:                      $[**]

3.       LICENSE TYPE DEFINITIONS:

Temporary Development Use ("IDU") - Temporary (short-term) license granted per terms of this Agreement to Use Source Form for the specific term set forth in the Software License Agreement but does not grant any right to sublicense copies of Object Form with the Designated Equipment as specified in Exhibit A. Up to two (2) copies of the Object Form may be created and Used in LICENSEE's facilities for test purposes. There is a one time fee with no per Object Form royalty due.

CONVERSION AND EXPIRATION OF TDU LICENSES UNDER THIS AMENDMENT.
The TDU licenses granted under this amendment shall expire on September 26, 1999 ("Expiration Date") unless the parties otherwise 1) mutually agree in writing to extend the term

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                      Amendment No. 4 to Agreement dated 2/25/98


of such licenses or, 2) LICENSEE and TRILLIUM have entered into a commercial royalty-fee bearing license which converts the TDU License Type from TDU to Royalty ("ROY"). LICENSEE shall receive a [**]% credit of the TDU fees payable under this agreement towards the applicable Technology Access Fees payable under a ROY License Type, if the conversion of the TDU licenses occurs prior to the Expiration Date however, such credit shall be reduced by 10% for each month or fraction thereof that the TDU licenses are extended or not otherwise converted by LICENSEE.

                                      Amendment No. 5 to Agreement dated 2/25/98

   Confidential Materials omitted and filed with the Securities and Exchange
                    Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of September 10, 1999 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and CASTLE NETWORKS INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG, a Massachusetts corporation having its principal office at 1 Executive Drive, Chelmsford, Massachusetts, USA 01824 and facsimile number +1-978-392-9632 (hereinafter referred to as "LICENSEE").

TRILLIUM and LICENSEE previously entered into that certain Software License Agreement dated as of February 25, 1998, under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses for certain TRILLIUM products, which was amended by a first amendment thereto, dated as of April 30,1998, to modify certain terms of the Software License Agreement, and which was amended by a second amendment thereto, dated as of December 31, 1998, to add SUB licenses for additional TRILLIUM products, and which was amended by a third amendment thereto, dated as of July 12, 1999, to add SUB and UNB licenses for additional TRILLIUM products, and which was amended by a fourth amendment thereto, dated as of July 28, 1999, to add Temporary Development Use ("TDU") licenses for additional TRILLIUM products for Use on a new Designated Equipment. Such Software License Agreement, as amended, is currently in effect between the parties ("License Agreement"). LICENSEE now desires to acquire an additional SUB license for an additional TRILLIUM product as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. By this amendment ("Amendment"), the parties hereby add to the License Agreement the additional TRILLIUM product described in Exhibit I of this Amendment for Use on the certain Designated Equipment defined in
         Exhibit I, subject to the payment of the additional license fees and other terms described in Exhibit II of this Amendment. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

2. The parties hereby amend Paragraph 4 of Exhibit A to the License Agreement in its entirety to read as set forth on the new Paragraph 4 of Exhibit I attached hereto.

3. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.

                                      Amendment No. 5 to Agreement dated 2/25/98


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.


                LICENSEE:                        TRILLIUM:

Company:        CASTLE NETWORKS, INC.            TRILLIUM DIGITAL SYSTEMS, INC.

Signature:      /s/ Michael D. Regan             /s/ Martin [illegible]
                -------------------------        ------------------------------
Name:           Michael D. Regan                 Martin [illegible]
                -------------------------        ------------------------------
Title:          VP Engineering                   V.P. Finance & Administration
                -------------------------        ------------------------------
Date:           9/22/99                          9/22/99
                -------------------------        ------------------------------

Attachments:    Exhibit I; Exhibit II

                                      Amendment No. 5 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS

--------------------------------------------------------------------------------
Part No.     Options                Name                 Version       Ship Date
--------------------------------------------------------------------------------

                           Multi-threaded System
1000138         --            Services - Solaris          Latest      1 Week ARO
--------------------------------------------------------------------------------

4.        LICENSEE'S DESIGNATED EQUIPMENT:

DESIGNATED EQUIPMENT NO. 1:

For the TRILLIUM products referred to as Part Nos. 1000027 (Option --), 1000028 (Options -- and 12), 1000029 (Options -- and 12), 1020031 (Option 21), 1000100
(Option --) and 1068001 (Option 01), licensed under the original Software License Agreement dated as of February 25, 1998, and the TRILLIUM products referred to as Part Nos. 1000133 (Option --), 1000145 (Option --) and 1000146 (Option --), licensed under Amendment No. 2 to the License Agreement dated as of December 31, 1998, and the TRILLIUM products referred to as Part Nos. 1000030 (Options 01 and 12), 1000031 (Options -- and 12), 1000093 (Options 01, 15, 16
and 17) and 1068003 (Option 01), licensed under Amendment No. 3 to the License Agreement dated as of July 12, 1999, the "Designated Equipment" shall be defined as follows:

        LICENSEE'S C2100 Service Mediation Platform, A self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scaleability so long as each version is substantially similar in functionality to the C2100 model.

DESIGNATED EQUIPMENT NO. 2:

For the TRILLIUM products referred to as Part Nos. 1000172 (Option --) and 1000152 (Option --), licensed under Amendment No. 4 to the License Agreement dated as of July 28, 1999, and the TRILLIUM product referred to as Part No. 1000138 (Option --), licensed under Amendment No. 5 to the License Agreement dated as of September 10, 1999, the "Designated Equipment" shall be defined as follows:

        LICENSEE'S Media Gateway controller (O/S, processor, bus, form factor, model number and model names shall be identified in writing prior to commercialization of this product).

                                      Amendment No. 5 to Agreement dated 2/25/98


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

                          LICENSE AND MAINTENANCE FEES


-----------------------------------------------------------------------------------------------
                                                                        Maintenance
Part No.   Options              Name             License      License      Fee (2)     Training
                                                   Type       Fee (1)     (Annual)     (Hours)
-----------------------------------------------------------------------------------------------

                       Multi-threaded System
1000138      --          Services - Solaris         SUB       $[**]        $[**]         [**]
-----------------------------------------------------------------------------------------------

(1)      License Fees:                 $[**]

(2)      Annual Maintenance Fees:      $[**]

         Total Current Fees Due:       $[**]

                                      Amendment No. 6 to Agreement dated 2/25/98


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of February 11, 2000 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and UNISPHERE SOLUTIONS, INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG, a Delaware corporation having its principal office at 1 Executive Drive, Chelmsford, Massachusetts, USA 01824 and facsimile number +1-978-392-9632 (hereinafter referred to as "LICENSEE").

TRILLIUM and CASTLE NETWORKS, INC. ("CASTLE") previously entered into that certain Software License Agreement dated as of February 25, 1998, under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses and an Unsupported Binary ("UNB") license for certain TRILLIUM products, which was amended by a first amendment thereto, dated as of April 30, 1998, to modify certain terms of the Software License Agreement, and which was amended by a second amendment thereto, dated as of December 31, 1998, to add SUB licenses for additional TRILLIUM products and to modify the definition of Designated Equipment. Such Software License Agreement, as amended, was assigned by CASTLE to CASTLE NETWORKS, INC., A WHOLLY OWNED SUBSIDIARY OF SIEMENS AG "CASTLE/SIEMENS") via an Assignment and Assumption of Software License Agreement dated as of April 7, 1999. Thereafter, the Software License Agreement was amended by a third amendment thereto, dated as of July 12, 1999, to add SUB and UNB licenses for additional TRILLIUM products, and was amended by a fourth amendment thereto, dated as of July 28, 1999, to add Temporary Development Use ("TDU") and UNB licenses for additional TRILLIUM products for Use on a new Designated Equipment, and was amended by a fifth amendment thereto, dated as of September 10, 1999, to add a SUB license for an additional TRILLIUM product. Such Software License Agreement, as amended, is currently in effect between the parties (the "License Agreement"). Effective as of April 12, 1999, CASTLE/SIEMENS was acquired by LICENSEE. The parties now wish to formalize the assignment of the License Agreement from CASTLE/SIEMENS to LICENSEE, to modify certain terms of the License Agreement, and to convert one of the previously acquired TDU licenses to a Royalty ("ROY") license as described below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. LICENSEE and TRILLIUM hereby acknowledge and agree that all of CASTLE/SIEMENS' right, title and interest in and to the License Agreement are assigned, transferred, conveyed and set over unto LICENSEE, and that LICENSEE hereby assumes and agrees to pay and perform and be bound by all of the duties and obligations of CASTLE/SLEMENS under the License Agreement, and TRILLIUM hereby consents to such assignment and assumption. LICENSEE'S representative executing this amendment ("Amendment") has the authority and does execute this Amendment on behalf of CASTLE/SIEMENS.

                                      Amendment No. 6 to Agreement dated 2/25/98


2. By this Amendment, the parties hereby agree that, with respect to the TRILLIUM product described in Exhibit I of this Amendment, and subject to the payment of the additional license fees described in Exhibit II of this Amendment, the "License Type" is hereby converted to a ROY license within the meaning and subject to the terms and conditions of the License Agreement. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

3. LICENSEE represents, warrants and certifies that LICENSEE and/or its predecessor in interest returned and/or destroyed the original and all reproductions of the Licensed Program referred to as Part No. 1000152 (--) and all Documentation and materials related thereto, licensed under Amendment No. 4 to the License Agreement dated as of July 28, 1999. Accordingly, all rights and payment obligations of LICENSEE with respect to such Licensed Program and Documentation and materials related thereto are hereby terminated.

4. The parties hereby amend Paragraph 4 of Exhibit A to the License Agreement in its entirety to read as set forth on the new Paragraph 4 of Exhibit I attached hereto.

5. The parties hereby amend Paragraphs 2.2. and 7.2. of the License Agreement to read as follows:

         2.2. Right to Grant Sublicenses. If the license type specified in Exhibit B attached hereto ("Exhibit B") is a Single Use Buyout ("SUB") license or Royalty ("ROY") license, then TRILLIUM hereby grants LICENSEE for the term of this Agreement a non-exclusive, non-assignable right to grant, and to grant others (including distributors of the Designated Equipment) the right to grant, non exclusive, non-assignable, sublicenses to Use the Object Form on the Designated Equipment, provided that such sublicensees are bound by terms and conditions that are as protective of TRILLIUM's rights as the terms and conditions of this Agreement, including without limitation those terms and conditions set forth in Exhibit C attached hereto (or, in the case of agreements with distributors, terms and conditions as protective of TRILLIUM's rights as the terms and conditions of this Agreement). Notwithstanding anything to the contrary contained elsewhere in this Agreement, no other type of license, if any, granted hereby entitles LICENSEE to grant any sublicense.

         7.2. Period of Maintenance Service. If the License Type for any Licensed Program in Exhibit B is identified as a ROY license, LICENSEE shall purchase Maintenance Service for such Licensed Program for one (1) LICENSEE site in relation to one (1) type of Designated Equipment for the first year following the end of the warranty period specified in clause (i) of Paragraph
                  6.1 for the fees specified in Exhibit B, and shall continue Maintenance Service for so long as LICENSEE continues to sublicense the Object Form of any such Licensed Program. The minimum period for which LICENSEE may purchase Maintenance Service is one (1) year for one (1) site in relation to one
                  (1) type of Designated Equipment. Maintenance Service periods greater than one (1) year are available in one (1) year increments. The rates shown in Exhibit B cover Maintenance Service for the

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                      Amendment No. 6 to Agreement dated 2/25/98


                  Licensed Program for one (1) LICENSEE site for one (1) type of Designated Equipment for the first year following the end of the warranty period specified in clause (i) of Paragraph 6.1. Maintenance Service for more than one (1) site, or in relation to additional types of Designated Equipment, will be provided only upon terms and conditions to be agreed upon by TRILLIUM and LICENSEE. If there is, at any time, more than one Licensed Program under this Agreement and LICENSEE desires to purchase Maintenance Service for any of the Licensed Programs, TRILLIUM reserves the right to require LICENSEE to purchase Maintenance Service for all Licensed Programs which are variants of one another or are otherwise related to one another as a condition to purchasing Maintenance Service for any of such variant or otherwise related Licensed Programs.

6. The parties hereby add Paragraphs 5.6., 5.7. and 5.8. to the License Agreement, which shall read as follows:

         5.6. Royalty Fees. If the License Type for any Licensed Program in Exhibit B is identified as a Royalty ("ROY") license, in addition to the Technology Access Fees described in Exhibit B,
                  LICENSEE shall pay TRILLIUM on a    **   basis, in connection
                  with the sublicense, shipment or Use of the Object Form of any Licensed Program (when included in, or distributed with, the Designated Equipment) to an end user of LICENSEE (whether directly from LICENSEE or through a distributor, reseller or otherwise) royalty fees ("Royalty Fees") in the amount and on the basis ("Royalty Basis") specified in Exhibit B. Royalty Fees shall accrue upon the date of shipment of LICENSEE's Designated Equipment to any third party or upon any commercial use thereof (including without limitation any Use other than the development and testing of the Designated Equipment itself regardless of whether such Use is the result of any commercial sale, trade, in-kind or other transfer from LICENSEE's place of business).

         5.7.     Reports. If the License Type for any Licensed Program in
                  Exhibit B is identified as a ROY license, on a     **
                  basis during the Term (commencing with the calendar quarter in which delivery of the Object Form of such Licensed Program first occurs), LICENSEE shall provide to TRILLIUM a report containing the type of information described in Exhibit E to this Agreement, including the number of all copies of the Object Form of any Licensed Program sublicensed by LICENSEE and/or its distributors or resellers (or others acting under
                  its or their authority) during the preceding    **    period,
                  to which a copy was sublicensed during such    **    period.
                  Such reports shall detail each configuration of Designated Equipment and the number of microprocessors present or used with an Object Form on a given type of Designated Equipment. Such reports shall be delivered to TRILLIUM within thirty (30) days after the last day of each calendar quarter.

         5.8.     Payment. Coincident with the    **     report as provided
                  under Paragraph 5.1.4., LICENSEE shall pay to TRILLIUM the amount of Royalty Fees due to TRILLIUM as shown by such report. TRILLIUM's acceptance of any Royalty

                                      Amendment No. 6 to Agreement dated 2/25/98



                  Fees shall not preclude TRILLIUM from later disputing the amount of Royalty Fees owed.

7. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.


               LICENSEE:                      TRILLIUM:

Company:       UNISPHERE SOLUTIONS, INC.      TRILLIUM DIGITAL SYSTEMS, INC.

Signature:     /s/ Michael D. Regan           /s/ Martin [Illegible]
               --------------------------     -----------------------------
Name:          Michael D. Regan               Martin [illegible]

Title:         V.P. Engineering               V.P. Finance & Administration

Date:          2/11/00                        2/23/00


Attachments:   Exhibit I
               Exhibit II

                                      Amendment No. 6 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS

--------------------------------------------------------------------------------
Part No.    Options           Name              Version          Ship Date
--------------------------------------------------------------------------------

1000172       --           H.323 Gateway         Latest    Previously delivered
                           and Gatekeeper                      and accepted
--------------------------------------------------------------------------------


4.       LICENSEE'S DESIGNATED EQUIPMENT:

DESIGNATED EQUIPMENT NO. 1:

For the TRILLIUM products referred to as Part Nos. 1000027 (Option --), 1000028 (Options --and 12), 1000029 (Options -- and 12), 1020031 (Option 21), 1000100
(Option --) and 1068001 (Option 01), licensed under the original Software License Agreement dated as of February 25, 1998, and the TRILLIUM products referred to as Part Nos. 1000133 (Option --), 1000145 (Option --) and 1000146 (Option --), licensed under Amendment No. 2 to the License Agreement dated as of December 31, 1998, and the TRILLIUM products referred to as Part Nos. 1000030 (Options 01 and 12), 1000031 (Options-- and 12), 1000093 (Options 01, 15, 16 and
17) and 1068003 (Option 01), licensed under Amendment No. 3 to the License Agreement dated as of July 12, 1999, the "Designated Equipment" shall be defined as follows:

         LICENSEE'S SMX-2100 Service Mediation Platform, a self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scaleability so long as each version is substantially similar in functionality to the SMX-2100 model.

DESIGNATED EQUIPMENT NO. 2:

For the TRILLIUM products referred to as Part Nos. 1000172 (Option --) and 1068001 (Option 02), licensed under Amendment No. 4 to the License Agreement dated as of July 28, 1999, and the TRILLIUM product referred to as Part No. 1000138 (Option --), licensed under Amendment No. 5 to the License Agreement dated as of September 10, 1999, the "Designated Equipment" shall be defined as follows:

         LICENSEE'S SRX-3000 Media Gateway Controller running on a Sun Microsystems Netra workstation using the Sun Solaris operating system, when sold in conjunction with any of LICENSEE's five (5) SRX-HS call metric software products.

                                      Amendment No. 6 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

1a.      TECHNOLOGY ACCESS, ROYALTY AND MAINTENANCE FEES:

                                                   ROYALTY FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Maintenance
Part No.     Opt   Description   License   Technology         Royalty Fee per each Simultaneous             Fee      Training
                                   Type    Access Fee                 Multimedia Call                    (Annual)      Hours
                                                        ----------------------------------------------
                                                         Capacity    Capacity    Capacity    Capacity
                                                         of 1 to        of          of          of
                                                         100,000     100,001     200,001     400,001
                                                           calls        to          to       + calls
                                                                     200,000     400,000
                                                                      calls       calls
-----------------------------------------------------------------------------------------------------------------------------

 1000172      --     H.323         ROY      $[**]         $[**]        $[**]       $[**]       $[**]       $[**]   Previously
                    Gateway                              per call    per call     per call    per call              received
                      and
                   Gatekeeper
-----------------------------------------------------------------------------------------------------------------------------

License/Technology Access Fees:                              $[**]

Less 30% discount (offered under Amendment No. 4):           $([**])

Less amount previously paid towards TDU being converted:     $([**])

TOTAL LICENSE FEES:                                          $[**]

TOTAL MAINTENANCE FEES:                                      $[**]

TOTAL CURRENT FEES:                                          $[**]


* Note that the conversion of the license from TDU to ROY is not effective until payment in full is received by TRILLIUM.

ROYALTY BASIS: For purposes of determining the Royalty Fees owed, each simultaneous multimedia IP call that can be supported by a unit of the Designated Equipment that contains, runs or is supported by the Object Form of any Licensed Program shall be counted. The number of simultaneous multimedia calls supported by the Designated Equipment is the maximum number of multimedia calls that may be supported at any one time. For example, a unit of the Designated Equipment sold in conjunction with LICENSEE's SRX-HS-2K call metric software

                                      Amendment No. 6 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


product will support media gateways to a maximum of 2,000 simultaneous multimedia calls. If the 2001st multimedia IP call is attempted, there is a busy signal. In this case, there would be 2000 simultaneous calls capable of being supported by the Designated Equipment and therefore the royalty fees for 2000 calls would be due, not 2001.

It is agreed that for purposes of the above, the call capacity of LICENSEE's SRX-HS call metric software products shall be no less than:

SRX-HS-2K                           2000 simultaneous multimedia calls
SRX-HS-10K                          10,000 simultaneous multimedia calls
SRX-HS-50K                          50,000 simultaneous multimedia calls
SRX-HS-100K                         100,000 simultaneous multimedia calls
SRX-HS-500K                         500,000 simultaneous multimedia calls

In the event LICENSEE enables the end-user of the Designated Equipment to expand the capacity of the Designated Equipment by increasing the number of simultaneous multimedia calls capable of being supported by such Designated Equipment, the Royalty Fees for such additional calls shall be due and payable immediately at such time that LICENSEE enables the end-user to utilize the additional capacity.

- The Royalty Fees and breakpoints for the Designated Equipment have been established based upon the definitions of the Designated Equipment and related representations provided by LICENSEE to TRILLIUM and are intended to be non-retroactive in the sense that once a new Royalty Fee threshold is achieved by Object Form sublicenses, it shall only apply to additional sales beyond such breakpoint and not to previous sales. For example, if the number of simultaneous multimedia calls supported by units of the Designated Equipment shipped by LICENSEE amounts to 150,000, LICENSEE shall owe TRILLIUM $[**] each for the first 100,000 simultaneous multimedia calls and $[**] each for the remaining 50,000 simultaneous multimedia calls. For purposes of determining the applicable royalty rate, the parties shall consider the number of simultaneous multimedia calls over the lifetime of the Designated Equipment (i.e., the counter is not reset each year).

LICENSEE represents that it is capable of tracking and reporting the number of simultaneous multimedia calls that can be supported by each unit of the Designated Equipment.

3.       LICENSE TYPE DEFINITIONS:

         Royalty ("ROY") - License granted per terms of this Agreement to Use Source Form and sublicense an unlimited number of copies of the Object Form on the Designated Equipment as specified in Exhibit A. There is a one-time Technology Access Fee and a Per Object Form Royalty Fee due for each sublicensed copy of the Object Form, the amount of which is set forth in Exhibit B and which is payable as set forth in Paragraph
         5.1 of this Agreement.

                                      Amendment No. 7 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                           LICENSE AGREEMENT AMENDMENT

This License Agreement Amendment is entered into as of March 20, 2000 (the "effective date"), by and between TRILLIUM DIGITAL SYSTEMS, INC., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California, USA 90025-7118 (hereinafter referred to as "TRILLIUM"), and UNISPHERE SOLUTIONS, INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG, a Delaware, corporation having its principal office at 1 Executive Drive, Chelmsford, Massachusetts, USA 01824 and facsimile number +1-978-392-9632 (hereinafter referred to as "LICENSEE").

TRILLIUM and CASTLE NETWORKS, INC. ("CASTLE") previously entered into that certain Software License Agreement dated as of February 25,1998, under which TRILLIUM granted LICENSEE Single Use Buyout ("SUB") licenses and an Unsupported Binary ("UNB") license for certain TRILLIUM products, which was amended by a first amendment thereto, dated as of April 30, 1998, to modify certain terms of the Software License Agreement, and which was amended by a second amendment thereto, dated as of December 31, 1998, to add SUB licenses for additional TRILLIUM products and to modify the definition of Designated Equipment. Such Software License Agreement, as amended, was assigned by CASTLE to CASTLE NETWORKS, INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG ("CASTLE/SIEMENS") via an Assignment and Assumption of Software License Agreement dated as of April 7, 1999. Thereafter, the Software License Agreement was amended by a third amendment thereto, dated as of July 12, 1999, to add SUB and UNB licenses for additional TRILLIUM products, and was amended by a fourth amendment thereto, dated as of July 28, 1999, to add Temporary Development Use ("TDU") and UNB licenses for additional TRILLIUM products for Use on a new Designated Equipment, and was amended by a fifth amendment thereto, dated as of September 10, 1999, to add a SUB license for an additional TRILLIUM product, and was amended by a sixth amendment thereto, dated as of February 11, 2000, to formalize the assignment of the License Agreement from CASTLE/SIEMENS to LICENSEE, to modify certain terms of the License Agreement, and to convert one of the previously acquired TDU licenses to a Royalty ("ROY") license. Such Software License Agreement as amended, is currently in effect between the parties (the "License Agreement"). LICENSEE now desires to acquire additional SUB licenses for additional TRILLIUM products, as set forth below.

TRILLIUM and LICENSEE hereby amend the License Agreement as follows:

1. By this amendment, the parties hereby add to the License Agreement the additional TRILLIUM products described in Exhibit I of this Amendment for Use on the certain Designated Equipment defined in Exhibit I, subject to the payment of the additional license fees and other terms described in Exhibit II of this Amendment. Exhibits I and II hereto shall be incorporated into and amend Exhibits A and B, respectively, to the License Agreement.

                                      Amendment No. 7 to Agreement dated 2/25/98


2. General. All provisions of the License Agreement not specifically modified by this Amendment remain in full force and effect.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the date first above written.


                LICENSEE:                      TRILLIUM:

Company:        UNISPHERE SOLUTIONS, INC.      TRILLIUM DIGITAL SYSTEMS, INC.

Signature:      /s/ Michael D. Regan           Illegible
                --------------------------     --------------------------------
Name:           Michael D. Regan               Illegible
                --------------------------     --------------------------------
Title:          VP Engineering                 Illegible
                --------------------------     --------------------------------
Date:           3/21/00                        March 27, 2000
                --------------------------     --------------------------------
Attachments:    Exhibit I
                Exhibit II

                                      Amendment No. 7 to Agreement dated 2/25/98


                               AMENDMENT EXHIBIT I

                                LICENSED PROGRAMS


----------------------------------------------------------------------------------------
Part No.        Options                    Name                 Version        Ship Date
----------------------------------------------------------------------------------------

1000144            -            PSF - Q.930/Q.931 (FT/HA)        Latest       1 Week ARO
----------------------------------------------------------------------------------------
1000009           02             Q.930/Q.931 - CCITT 88,         Latest       1 Week ARO
                                  Network Side (PRI/BRI)
----------------------------------------------------------------------------------------
1000009           11              Q.930/Q.931 -AT&T 4ESS         Latest       1 Week ARO
                                (User Side - PRI, Network
                                 Side - PRI) & 5ESS (User
                               Side - PRI/BRI, Network Side
                                        - PRI/BRI)
----------------------------------------------------------------------------------------
1000009           12              Q.930/Q.931 - Northern         Latest       1 Week ARO
                             Telecom DMS-1-- (User & Network
                                     Side - PRI/BRI)
----------------------------------------------------------------------------------------
1000009           28              Q.930/Q.931 -National          Latest       1 Week ARO
                                  ISDN-2 (User & Network
                                       Side - PRI)
----------------------------------------------------------------------------------------


4.       LICENSEE's DESIGNATED EQUIPMENT:

DESIGNATED EQUIPMENT NO. 1:

For the TRILLIUM products referred to as Part Nos. 1000027 (Option --), 1000028 (Options -- and 12), 1000029 (Options -- and 12), 1020031 (Option 2 1), 1000100
(Option --) and 1068001 (Option 01), licensed under the original Software License Agreement dated as of February 25, 1998, and the TRILLIUM products referred to as Part Nos. 1000133 (Option --), 1000145 (Option --) and 1000146 (Option --), licensed under Amendment No. 2 to the License Agreement dated as of December 31, 1998, and the TRILLIUM products referred to as Part Nos. 1000030 (Options 01 and 12), 1000031 (Options -- and 12),1000093 (Options 01, 15, 16 and
17) and 1068003 (Option 01), licensed under Amendment No. 3 to the License Agreement dated as of July 12, 1999, the "Designated Equipment" shall be defined as follows:

         LICENSEE's SMX-2100 Service Mediation Platform, a self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scaleability so long as each version is substantially similar in functionality to the SMX-2100 model.

                                      Amendment No. 7 to Agreement dated 2/25/98


DESIGNATED EQUIPMENT NO. 2:

For the TRILLIUM products referred to as Part Nos. 1000172 (Option --) and 1068001 (Option 02), licensed under Amendment No. 4 to the License Agreement dated as of July 28, 1999, and the TRILLIUM product referred to as Part No. 1000138 (Option --), licensed under Amendment No. 5 to the License Agreement dated as of September 10, 1999, and the TRILLIUM products referred to as Part Nos. 1000144 (Option --), 1000009 (Option 02), 1000009 (Option 11), 1000009
(Option 12), and 1000009 (Option 28), licensed under Amendment No. 7 to the License Agreement dated as of March 20, 2000, the "Designated Equipment" shall be defined as follows:

         LICENSEE's SRX-3000 Media Gateway Controller running on a Sun Microsystems Netra workstation using the Sun Solaris operating system, when sold in conjunction with any of LICENSEE'S five (5) SRX-HS call metric software products.

                                      Amendment No. 7 to Agreement dated 2/25/98


          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


                              AMENDMENT EXHIBIT II

                          LICENSE AND MAINTENANCE FEES

-----------------------------------------------------------------------------------------------------------
Part No.    Options                  Name                  License     License     Maintenance     Training
                                                            Type      Fee (1)    Fee (Annual)      (Hours)
                                                                                       (2)
-----------------------------------------------------------------------------------------------------------

1000144       --              PSF - Q.930/Q.931              SUB        $[**]         $[**]           [**]
                                   (FT/HA)
-----------------------------------------------------------------------------------------------------------
1000009       02             Q.930/Q.931 - CCITT             SUB        $[**]         $[**]           [**]
                               88, Network Side
                                  (PRI/BRI)
-----------------------------------------------------------------------------------------------------------
1000009       11        Q.930/Q.931 - AT&T 4ESS (User        SUB        $[**]         $[**]           [**]
                       Side - PRI, Network Side - PRI)
                         & 5ESS (User Side - PRI/BRI,
                           Network Side - PRI/BRI)
-----------------------------------------------------------------------------------------------------------
1000009       12        Q.930/Q.931 - Northern Telecom       SUB        $[**]         $[**]           [**]
                                DMS-1 -- (User
                               & Network Side -
                                   PRI/BRI)
-----------------------------------------------------------------------------------------------------------
1000009       28        Q.930/Q.931 - National ISDN-2        SUB        $[**]         $[**]           [**]
                         (User & Network Side - PRI)
-----------------------------------------------------------------------------------------------------------


(1)      License Fees:                $[**]

(2)      Annual Maintenance Fees:     $[**]

         Total Current Fees Due:      $[**]

                          ASSIGNMENT AND ASSUMPTION OF
                           SOFTWARE LICENSE AGREEMENT

This Assignment and Assumption of Software License Agreement (this "Assignment and Assumption") is entered into as of the 7th day of April, 1999 (the "effective date"), by and between CASTLE NETWORKS INC., a Massachusetts corporation having its principal office at 68 Tadmuck Road, Westford, Massachusetts 01886 ("ASSIGNOR") and facsimile number +1-978-392-9032 and, CASTLE NETWORKS, INC., A WHOLLY-OWNED SUBSIDIARY OF SIEMENS AG, a corporation organized under the Federal laws of Germany (hereinafter referred to as "ASSIGNEE"), having its principal office at Hofmannstrasse 51, 81359
Munchen, Federal Republic of Germany and facsimile number +49-89-722-33792.

WHEREAS, ASSIGNOR and TRILLIUM Digital Systems, Inc., a California corporation having its principal office at 12100 Wilshire Blvd., Suite 1800, Los Angeles, California 90025, USA, and facsimile number +1-310-442-9222 (hereinafter referred to as "TRILLIUM") previously entered into that certain Software License Agreement, dated February 25, 1998, which was amended by a first amendment thereto, dated April 30, 1998 to modify terms and conditions and, which was further amended by a second amendment thereto, dated December 31, 1998 to add Single Use Buyout ("SUB") licenses and to modify the definition of Designated Equipment. Such agreement is hereinafter referred to as the "License Agreement", and is currently in effect between ASSIGNOR, as "LICENSEE" thereunder, and TRILLIUM, under which ASSIGNOR has licensed a specified use of certain computer software programs and related documentation (i.e., the "Licensed Programs") from TRILLIUM, all as specified in the License Agreement;

WHEREAS, ASSIGNOR now desires to assign all of its rights and delegate all of its duties under the License Agreement with respect to the Use of the Licensed Programs to ASSIGNEE, and ASSIGNEE desires to receive such assignment of rights and, in consideration therefor, ASSIGNEE is willing to assume all duties of ASSIGNOR under the License Agreement with respect to the Use of the Licensed Programs, all on the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Subject to the receipt of TRILLIUM'S consent hereto, as evidenced by TRILLIUM'S signature hereunder, and ASSIGNEE'S payment to TRILLIUM of the fees identified in Exhibit I to this Agreement, ASSIGNOR hereby assigns, transfers, conveys and sets over unto ASSIGNEE, and its successors and assigns, all of ASSIGNOR'S right, title and interest in and to the License Agreement, as it relates to the Use of the Licensed Programs, for the express benefit of both ASSIGNOR and TRILLIUM, ASSIGNEE hereby assumes and agrees to pay and perform and be bound by all of the duties and obligations of ASSIGNOR under the License Agreement as they relate to the Use of the Licensed Programs.

2. ASSIGNOR represents and warrants to ASSIGNEE and TRILLIUM that the License Agreement is valid and binding and is in full force and effect and has not been assigned, transferred, conveyed, pledged or encumbered in any way by ASSIGNOR, and the parties agree that nothing contained herein constitutes a release by TRILLIUM of ASSIGNOR or ASSIGNEE from any duties, obligations or liabilities with respect to performance by any "LICENSEE" under the License Agreement or otherwise.

3. From and after the effective date hereof, the address of the "LICENSEE" and "TRILLIUM" under the License Agreement, for purposes of notices given hereunder shall be the following address (until such address may be changed as provided in the License Agreement):

         LICENSEE:         Castle Networks, Inc., a wholly-owned subsidiary of
                           Siemens AG
                           68 Tadmuck Road
                           Westford, MA 01886
                           Attn:  Mike Regan
         Facsimile number (978) 392-9032

         TRILLIUM:         Trillium Digital Systems, Inc.
                           12100 Wilshire Blvd, Suite 1800
                           Los Angeles, CA 90025
                           Attn: Contracts Administration
                           Facsimile No.: 1-310-442-1162

4. ASSIGNOR and ASSIGNEE hereby acknowledge and agree that the definition of Designated Equipment in Paragraph 4 of Exhibit A shall remain defined as follows:

         LICENSEE'S C2100 Service Mediation Platform, a self-contained Public Switched Telephone Network (PSTN) voice gateway product, which is a 23" proprietary NEBS compliant chassis with multiple shelves and proprietary busses, running VxWorks and using PowerPC and PowerQUICC processors however, LICENSEE may produce versions of this product which vary only in their size and scaleability so long as each version is substantially similar in functionality to the C2100 model.

5. ASSIGNOR and ASSIGNEE hereby agree, for the express benefit of each other and TRILLIUM, to execute and deliver all documents and to perform all further acts and to take any and all further steps that may be requested by each other or TRILLIUM as reasonably necessary to effectuate the purpose of this Assignment and Assumption.

6. This Assignment and Assumption or any amendment hereto may be executed in several counterparts and, as executed, shall constitute one agreement binding on all the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

7. All provisions of the License Agreement, which are not specifically modified by this Assignment and Assumption shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be duly executed by their respective duly authorized representative as of the effective date hereof.

                   ASSIGNOR:                   ASSIGNEE:

Company:      Castle Networks, Inc.            Castle Networks, Inc.,
                                               a wholly-owned subsidiary
                                               of Siemens AG

Signature:   /s/ Thomas M. Burkardt            /s/ Thomas M. Burkardt
             ------------------------          ----------------------
Name:        Thomas M. Burkardt                Thomas M. Burkardt
             ------------------------          ----------------------
Title:       President and CEO                 President and CEO
             ------------------------          ----------------------
Date:        March 11, 1999                    March 11, 1999


Attachment:       Exhibit I

                               TRILLIUM CONSENT TO
                          ASSIGNMENT AND ASSUMPTION OF
                           SOFTWARE LICENSE AGREEMENT


TRILLIUM does hereby consent to the foregoing assignment of rights and delegation of duties under the License Agreement on the terms and conditions set forth above. This consent shall not be deemed to be a consent to any transactions other than those described above on the terms and conditions set forth above or an agreement to consent to any similar or other transaction in the future, and no provision of this consent shall be deemed to alter or modify any term or condition of the License Agreement.

IN WITNESS WHEREOF, TRILLIUM has caused this Consent to Assignment and Assumption of Software License Agreement to be duly executed by its duly authorized representative as of the effective date thereof.



                                  Company: TRILLIUM DIGITAL SYSTEMS, INC.

                                  Signature:   /s/ Richard D. Cabalan
                                               -----------------------------
                                  Name:        Richard D. Cabalan
                                               -----------------------------
                                  Title        C.O.O
                                               -----------------------------
                                  Date:        March 16, 1999